UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3956
                                   ------------


                            AXP STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
  Equity
      Value
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers

   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      15

Notes to Financial Statements             18

Report of Independent Registered
   Public Accounting Firm                 30

Federal Income Tax Information            31

Fund Expenses Example                     33

Board Members and Officers                35

Proxy Voting                              37

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                     Since          Years in industry
Warren Spitz                           11/00                 20
Steve Schroll                           2/04                 24
Laton Spahr                             2/04                  6

FUND OBJECTIVE

For investors seeking growth of capital and income.

Inception dates by class
A: 3/20/95        B: 5/14/84     C: 6/26/00    I: 3/4/04      Y: 3/20/95

Ticker symbols by class
A: IEVAX          B: INEGX       C: --         I: --          Y: AEVYX

Total net assets                                         $1.151 billion

Number of holdings                                                  105

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
  X                   LARGE
                      MEDIUM  SIZE
                      SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 26.9%
Energy 20.3%
Industrials 19.0%
Materials 10.1%
Telecommunication
services 6.1%
Consumer discretionary 4.7%
Information technology 4.5%
Health care 4.0%
Short-term securities* 2.4%
Consumer staples 1.4%
Utilities 0.6%

* Of the 2.4%, 0.8% is due to security lending activity and 1.6% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                            3.8%
Citigroup (Finance companies)                                      3.4
United Technologies (Aerospace & defense)                          3.2
XL Capital Cl A (Insurance)                                        2.9
Loews (Insurance)                                                  2.6
ChevronTexaco (Energy)                                             2.5
Exxon Mobil (Energy)                                               2.3
General Electric (Multi-industry)                                  2.2
St. Paul Travelers Companies (Insurance)                           2.2
Illinois Tool Works (Machinery)                                    2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2005

                      +11.96%        +13.17%        +8.45%

+11.96% = AXP Equity Value Fund Class A (excluding sales charge)
+13.17% = Russell 1000(R) Value Index (unmanaged)
 +8.45% = Lipper Large-Cap Value Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A                Class B                  Class C            Class I        Class Y
(Inception dates)               (3/20/95)              (5/14/84)                (6/26/00)          (3/4/04)       (3/20/95)
                                                             After                    After
                           NAV(1)    POP(2)       NAV(1)    CDSC(3)        NAV(1)    CDSC(4)        NAV(5)        NAV(6)
at March 31, 2005
1 year                    +11.96%    +5.53%      +11.16%    +7.16%         +11.05%   +11.05%        +12.45%      +12.16%
3 years                    +3.58%    +1.55%       +2.78%    +1.82%          +2.76%    +2.76%          N/A         +3.77%
5 years                    +1.58%    +0.39%       +0.82%    +0.64%           N/A       N/A            N/A         +1.76%
10 years                   +8.87%    +8.23%       +8.05%    +8.05%           N/A       N/A            N/A         +9.03%
Since inception            +9.03%    +8.39%      +11.23%   +11.23%          +1.97%    +1.97%         +9.03%       +9.19%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, AXP Equity Value Fund's portfolio management team discusses the Fund's positioning and results for fiscal year 2005.

Q:  How did AXP Equity Value Fund perform for the 12 months ended March 31,
    2005?

A: AXP Equity Value Fund rose 11.96% (Class A shares excluding sales charge) for the 12 months ended March 31, 2005. The Fund outpaced the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which rose 8.45% for the period, but underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 13.17%.

Q:  What factors most significantly affected performance?

A: The Fund's relative returns were boosted by its significant exposure to the energy and basic materials sectors. Indeed, the Fund's allocation to energy was the primary reason for its outperformance relative to its peer group. A modest exposure to the technology sector also contributed positively to the Fund's relative returns. Among the Fund's strongest individual stock performers for the annual period were Transocean, Halliburton and EnCana in energy as well as Caterpillar in producer durables,

    Burlington Northern Santa Fe in autos and transportation and Loews Corp. in financials. Detracting modestly from relative results were moderate exposures to the strongly performing consumer staples and utilities sectors. Financials firms St. Paul Travelers and Fannie Mae were among the Fund's worst individual stock performers for the period. Also hurting Fund returns was our industry focus within utilities, wherein we emphasized telecommunications stocks over electric utilities. This modest exposure to the rebounding electric utilities area was the primary reason for the Fund's underperformance of the Russell Index.

    Several market factors affected results during the annual period. First, valuations between value and growth stocks narrowed dramatically to reach historical lows. Second, the higher dividend-paying sectors outperformed lower dividend-paying sectors on the strength of energy, financial and electric utility stocks. Third, the price of crude oil increased by almost 25% during the first quarter of 2005 alone and by 92% since the start of last year. While high energy costs put pressure on some parts of the market,

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5   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's relative returns were boosted by its significant exposure to the energy and basic materials sectors. (end callout quote)

    such as transportation, record-setting crude oil prices fueled strong earnings growth at many energy companies and sent their stocks up sharply. Finally, on a trade-weighted basis, the U.S. dollar declined 4% over the 12 months ended March 31, 2005. A falling dollar benefited the Fund's holdings that maintain operations internationally and/or export their domestic-made products overseas. This was especially the case for companies in the basic materials and energy sectors. Finally, the New York Attorney General's investigation into the insurance industry generated volatility in several stocks in the financials sector, particularly during the second half of the fiscal year.

Q:  What changes did you make to  the portfolio?

A: During the period, we increased the average market capitalization of the Fund's portfolio. We particularly increased exposure to large-cap pharmaceutical and media companies. We also increased the Fund's position in the energy sector, bringing this sector to one of the portfolio's largest allocations at the end of the fiscal year. Within the telecommunications sector, we transitioned our focus from the regional Bells to long-distance companies, a strategy that proved effective. We decreased the Fund's exposure to the producer durables and basic materials sectors a bit, taking some profits following a period of outperformance by these areas.

    At March 31, 2005, the Fund had significant positions in energy, producer durables and materials. The Fund had more modest positions in consumer discretionary, consumer staples and financials. The portfolio had a low turnover rate of 25% for the annual period.

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6   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Current yield on dividend-paying stocks is quite attractive, and we anticipate this trend will continue. (end callout quote)

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow, but its expansion in the coming months may be at a slower pace than many anticipated. This sluggishness, in turn, could be the basis of increased volatility in stock prices going forward. Also, if the Federal Reserve Board increases interest rates more vigorously than the market currently expects in order to ward off inflation, market volatility could increase.

    Given this view along with our belief that large-capitalization equity valuations have become more reasonable, closing the gap with small-cap and mid-cap equities overall, we anticipate that large-cap stocks may outperform in the coming months. We further believe that style investing may become less critical ahead, with equity returns increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost


CHANGES TO TOP TEN HOLDINGS
March 31, 2005 compared to March 31, 2004
                                                             Change in
                                                            positioning

Caterpillar (Machinery)                                       Decreased
Citigroup (Finance companies)                                 Decreased
United Technologies (Aerospace & defense)                     Increased
XL Capital Cl A (Insurance)                                   Increased
Loews (Insurance)                                             Decreased
ChevronTexaco (Energy)                                        No change
Exxon Mobil (Energy)                                     New to Top Ten
General Electric (Multi-industry)                        New to Top Ten
St. Paul Travelers Companies (Insurance)                 New to Top Ten
Illinois Tool Works (Machinery)                               Decreased

No longer among Top Ten Holdings but still in the portfolio at March 31, 2005 were Travelers Property Casualty Cl A, SBC Communications and BP ADR. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

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7   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

    pressures in raw materials and, eventually, higher labor costs. Stocks of companies that are less economically sensitive and more resistant to the impact of higher interest rates appear increasingly attractive. While we will stay disciplined to our deep value style of investing, we intend to continue to shift our focus more toward larger-cap stocks within the Fund. We also intend to slightly modify our approach in those four areas of the equity market where the Fund's portfolio has had significant allocations for some time now -- industrials, energy, telecommunication services and select financials.

    We intend to reduce the Fund's exposure to industrials, which incorporates basic materials and producer durables, while still maintaining a sizable allocation. Within energy, we intend to emphasize oil services and drilling companies. Even with high oil prices, more capital spending will likely be required to maintain the production levels needed to meet strong demand. Within telecommunication services, we anticipate that wireline companies may become less attractive going forward, as the opportunities available in U.S. long distance providers may be realized over the next 12 months or so. Thus, we intend to de-emphasize this area while maintaining a focus on foreign telecommunication companies. We expect foreign telecommunication companies to benefit from improved fundamentals and little competition. Property and casualty insurance companies disappointed in 2004, but we believe that in the year ahead pricing in the industry will be sufficient to support strong earnings outlooks and, as a result, these insurance stocks may see some upside.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is quite attractive, and we anticipate this trend will continue. As inflationary pressures grow, it is worth noting stock dividends have historically outpaced the inflation rate. Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy. Corporate

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8   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Questions & Answers

    managements are increasingly choosing dividend increases over stock buybacks as a method of returning wealth to shareholders. The pace of corporate dividend increases heightened both in frequency and in magnitude during the fiscal year, with the number of companies either initiating or increasing dividend payments growing. Of those companies in the S&P 500 Index(1), 380 currently offer dividends to their shareholders. Since the federal tax legislation providing favorable income tax treatment to qualified dividend income from equity securities was passed in 2003, there have been 629 dividend rate increases among these S&P 500 companies.

    We are pleased with the Fund's current positioning, as we believe it fits in well with our view for the equity market. As always, we will continue to emphasize stocks with attractive valuations, with a focus on large company stocks.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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9   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Equity Value Fund Class B shares (from 4/1/95 to 3/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.
Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. Sales charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class B
                                      Short-term       Long-term
Fiscal year ended        Income      capital gains   capital gains      Total
March 31, 2005            $0.06          $  --           $  --          $0.06
March 31, 2004             0.03             --              --           0.03
March 31, 2003             0.02             --              --           0.02
March 31, 2002             0.01           0.23            0.53           0.77
March 31, 2001               --             --            0.24           0.24

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10   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP EQUITY VALUE FUND
AXP Equity Value Fund Class B
(includes sales charge)            $10,000  $12,528  $14,726  $19,529  $19,634  $20,818  $20,096  $19,971  $13,554  $19,503  $21,680
Russell 1000(R) Value Index(1)     $10,000  $13,350  $15,762  $23,197  $24,366  $25,911  $25,981  $27,119  $20,938  $29,486  $33,369
Lipper Large-Cap Value Funds
Index(2                            $10,000  $12,991  $15,202  $21,378  $23,208  $25,155  $23,623  $23,864  $17,889  $24,654  $26,738
                                     `95     `96      `97      `98      `99      `00      `01      `02      `03      `04      `05

COMPARATIVE RESULTS

Results at March 31, 2005                                                                                Since
                                                        1 year     3 years    5 years    10 years    inception(3)
AXP Equity Value Fund (includes sales charge)
Class B       Cumulative value of $10,000              $10,716     $10,556    $10,324     $21,680      $92,276
              Average annual total return               +7.16%      +1.82%     +0.64%      +8.05%      +11.23%
Russell 1000(R) Value Index(1)
              Cumulative value of $10,000              $11,317     $12,305    $12,879     $33,369     $156,108
              Average annual total return              +13.17%      +7.16%     +5.19%     +12.81%      +14.10%
Lipper Large-Cap Value Funds Index(2)
              Cumulative value of $10,000              $10,845     $11,203    $10,630     $26,738     $120,928
              Average annual total return               +8.45%      +3.86%     +1.23%     +10.34%      +12.71%

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from May 14, 1984. Russell 1000(R) Value Index and Lipper peer group data is from June 1, 1984.

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11   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Equity Value Fund

March 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.4%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (4.8%)
Honeywell Intl                                505,300              $18,802,213
United Technologies                           361,800               36,780,588
Total                                                               55,582,801

Airlines (0.7%)
AMR                                           299,800(b,d)           3,207,860
Continental Airlines Cl B                     282,400(b,d)           3,400,096
Northwest Airlines                            301,600(b,d)           2,017,704
Total                                                                8,625,660

Banks and savings & loans (2.2%)
Bank of America                               444,300               19,593,630
Mellon Financial                              203,300                5,802,182
Total                                                               25,395,812

Beverages & tobacco (1.4%)
Altria Group                                  250,800               16,399,812

Broker dealers (5.7%)
JPMorgan Chase & Co                           246,064                8,513,814
Lehman Brothers Holdings                      219,900               20,705,784
Merrill Lynch & Co                            311,100               17,608,260
Morgan Stanley                                323,100               18,497,475
Total                                                               65,325,333

Building materials & construction (2.1%)
CEMEX ADR                                     320,766(c)            11,627,768
Hanson ADR                                    245,300(c)            11,553,630
Insituform Technologies Cl A                   72,800(b)             1,056,328
Total                                                               24,237,726

Cable (0.5%)
Comcast Cl A                                  155,300(b)             5,246,034

Chemicals (3.7%)
Air Products & Chemicals                      279,100               17,664,239
Cabot                                          33,600                1,123,248
Dow Chemical                                  226,400               11,286,040
EI du Pont de Nemours & Co                    251,200               12,871,488
Total                                                               42,945,015

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer software & services (2.9%)
Computer Associates Intl                      182,400               $4,943,040
Computer Sciences                              92,600(b)             4,245,710
Intl Business Machines                        103,900                9,494,382
Microsoft                                     617,200               14,917,724
Total                                                               33,600,856

Electronics (0.4%)
Agilent Technologies                          121,600(b)             2,699,520
Energy Conversion Devices                      63,700(b)             1,447,901
Total                                                                4,147,421

Energy (12.8%)
Anadarko Petroleum                            111,400                8,477,540
Ballard Power Systems                         219,200(b,c)           1,133,264
BP ADR                                        210,800(c)            13,153,920
Burlington Resources                           95,600                4,786,692
ChevronTexaco                                 500,900               29,207,479
ConocoPhillips                                163,500               17,631,840
Devon Energy                                  126,500                6,040,375
EnCana                                        235,700(c)            16,597,994
EOG Resources                                 104,800                5,107,952
Exxon Mobil                                   444,900               26,516,040
FuelCell Energy                               112,700(b,d)           1,124,746
Petroleo Brasileiro ADR                       423,600(c)            18,714,648
Total                                                              148,492,490

Energy equipment & services (7.7%)
Baker Hughes                                  363,200               16,158,768
Halliburton                                   420,200               18,173,650
Schlumberger                                  267,000               18,818,160
Transocean                                    460,900(b)            23,717,914
Weatherford Intl                              194,300(b)            11,257,742
Total                                                               88,126,234

Environmental services (0.7%)
Waste Management                              280,200                8,083,770

Finance companies (3.4%)
Citigroup                                     875,400               39,340,476

See accompanying notes to investments in securities.

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12   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Financial services (3.0%)
Capital One Financial                         211,200              $15,791,424
Fannie Mae                                    344,500               18,758,025
PHH                                            13,260(b)               289,996
Total                                                               34,839,445

Furniture & appliances (0.6%)
Whirlpool                                     104,900                7,104,877

Health care products (1.9%)
Boston Scientific                              77,100(b)             2,258,259
GlaxoSmithKline ADR                           109,000(c)             5,005,280
Merck & Co                                    136,300                4,412,031
Pfizer                                        191,600                5,033,332
Wyeth                                         116,800                4,926,624
Total                                                               21,635,526

Health care services (2.1%)
Cardinal Health                                97,500                5,440,500
HCA                                           209,300               11,212,201
PacifiCare Health Systems                      99,300(b)             5,652,156
Tenet Healthcare                              193,900(b)             2,235,667
Total                                                               24,540,524

Industrial transportation (1.2%)
Burlington Northern Santa Fe                   61,100                3,295,123
CSX                                           257,400               10,720,710
Total                                                               14,015,833

Insurance (12.1%)
ACE                                           416,700(c)            17,197,209
Chubb                                         107,400                8,513,598
Everest Re Group                               13,200(c)             1,123,452
Hartford Financial Services Group              21,400                1,467,184
Lincoln Natl                                  119,900                5,412,286
Loews                                         409,900               30,144,046
Marsh & McLennan Companies                    431,000               13,111,020
RenaissanceRe Holdings                         24,500(c)             1,144,150
St. Paul Travelers Companies                  686,031               25,197,919
UnumProvident                                 176,200                2,998,924
XL Capital Cl A                               461,350(c)            33,387,899
Total                                                              139,697,687

Leisure time & entertainment (1.9%)
Carnival                                      195,800               10,144,398
Cendant                                       265,700                5,457,478
Viacom Cl B                                   167,200                5,823,576
Total                                                               21,425,452

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Lodging & gaming (0.2%)
Intl Game Technology                          107,600               $2,868,616

Machinery (7.5%)
Caterpillar                                   482,200               44,092,368
Illinois Tool Works                           274,700               24,593,891
Ingersoll-Rand Cl A                            84,100(c)             6,698,565
Parker Hannifin                               176,600               10,758,472
Total                                                               86,143,296

Media (1.2%)
Time Warner                                   759,700(b)            13,332,735

Metals (1.6%)
Alcoa                                         601,400               18,276,546

Multi-industry (4.3%)
Ameron Intl                                     1,300                   46,800
Eastman Kodak                                 159,700                5,198,235
General Electric                              707,800               25,523,268
Tyco Intl                                     540,200(c)            18,258,760
Total                                                               49,027,063

Paper & packaging (2.4%)
Bowater                                       103,900                3,913,913
Intl Paper                                    480,500               17,677,595
Weyerhaeuser                                   83,700                5,733,450
Total                                                               27,324,958

Precious metals (0.4%)
Freeport-McMoRan
  Copper & Gold Cl B                          104,600                4,143,206

Real estate investment trust (0.7%)
Crescent Real Estate Equities                 495,200                8,091,568

Retail -- general (0.4%)
Sears Holdings                                 32,167(b)             4,283,697

Telecom equipment & services (1.1%)
Lucent Technologies                           559,300(b)             1,538,075
Nokia ADR                                     684,600(b,c)          10,563,378
Total                                                               12,101,453

Utilities -- electric (0.6%)
DPL                                           231,400                5,785,000
Plug Power                                    188,000(b)             1,240,800
Total                                                                7,025,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- telephone (6.2%)
AT&T                                          602,960              $11,305,500
BellSouth                                     488,800               12,850,552
MCI                                           231,100                5,754,390
SBC Communications                            797,600               18,895,144
Sprint                                        363,600                8,271,900
Verizon Communications                        404,700               14,366,850
Total                                                               71,444,336

Total common stocks
(Cost: $963,336,472)                                            $1,132,872,058

Preferred stock (0.3%)
Issuer                                         Shares                 Value(a)

Xerox
  6.25% Cv                                     22,540               $2,965,813

Total preferred stock
(Cost: $2,254,000)                                                  $2,965,813

Short-term securities (2.4%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (1.3%)
Federal Natl Mtge Assn Disc Nts
  05-17-05                2.82%           $10,000,000               $9,963,314
  05-18-05                2.66              5,000,000                4,982,315
Total                                                               14,945,629

Commercial paper (1.1%)
Amsterdam Funding
  04-01-05                2.85             12,700,000               12,698,995

Total short-term securities
(Cost: $27,646,339)                                                $27,644,624

Total investments in securities
(Cost: $993,236,811)(f)                                         $1,163,482,495

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 14.4% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 5 to the financial statements.1.6% of net assets is the Fund's cash equivalent position.

(f) At March 31, 2005, the cost of securities for federal income tax purposes was $994,544,574 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $214,927,616
      Unrealized depreciation                                (45,989,695)
                                                             -----------
      Net unrealized appreciation                           $168,937,921
                                                            ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $993,236,811)                                                                            $1,163,482,495
Capital shares receivable                                                                                            43,349
Dividends and accrued interest receivable                                                                         1,213,201
Receivable for investment securities sold                                                                        11,439,196
                                                                                                                 ----------
Total assets                                                                                                  1,176,178,241
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   184,104
Capital shares payable                                                                                               30,205
Payable for investment securities purchased                                                                      15,399,388
Payable upon return of securities loaned (Note 5)                                                                 9,536,000
Accrued investment management services fee                                                                           16,086
Accrued distribution fee                                                                                             13,486
Accrued service fee                                                                                                      21
Accrued transfer agency fee                                                                                           3,446
Accrued administrative services fee                                                                                   1,147
Other accrued expenses                                                                                              160,454
                                                                                                                    -------
Total liabilities                                                                                                25,344,337
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,150,833,904
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,137,109
Additional paid-in capital                                                                                    1,206,014,709
Undistributed net investment income                                                                               2,418,359
Accumulated net realized gain (loss) (Note 7)                                                                  (228,981,957)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           170,245,684
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,150,833,904
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  864,772,364
                                                            Class B                                          $  275,043,516
                                                            Class C                                          $    3,418,344
                                                            Class I                                          $       10,834
                                                            Class Y                                          $    7,588,846
Net asset value per share of outstanding capital stock:     Class A shares             85,483,171            $        10.12
                                                            Class B shares             27,137,439            $        10.14
                                                            Class C shares                339,746            $        10.06
                                                            Class I shares                  1,070            $        10.13
                                                            Class Y shares                749,495            $        10.13
                                                                                          -------            --------------
* Including securities on loan, at value (Note 5)                                                            $    8,579,500
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Year ended March 31, 2005
Investment income
Income:
Dividends                                                                                                      $ 30,185,221
Interest                                                                                                             65,859
Fee income from securities lending (Note 5)                                                                          90,381
     Less foreign taxes withheld                                                                                    (89,193)
                                                                                                                    -------
Total income                                                                                                     30,252,268
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                6,836,800
Distribution fee
     Class A                                                                                                      2,181,335
     Class B                                                                                                      2,942,254
     Class C                                                                                                         34,607
Transfer agency fee                                                                                               2,107,324
Incremental transfer agency fee
     Class A                                                                                                        160,478
     Class B                                                                                                        115,837
     Class C                                                                                                          1,436
Service fee -- Class Y                                                                                                5,740
Administrative services fees and expenses                                                                           454,202
Compensation of board members                                                                                        12,746
Custodian fees                                                                                                       90,845
Printing and postage                                                                                                275,140
Registration fees                                                                                                    48,064
Audit fees                                                                                                           25,500
Other                                                                                                                43,308
                                                                                                                     ------
Total expenses                                                                                                   15,335,616
     Earnings credits on cash balances (Note 2)                                                                     (29,650)
                                                                                                                    -------
Total net expenses                                                                                               15,305,966
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  14,946,302
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                              85,732,297
     Foreign currency transactions                                                                                     (280)
                                                                                                                       ----
Net realized gain (loss) on investments                                                                          85,732,017
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          28,165,305
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                           113,897,322
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $128,843,624
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

Year ended March 31,                                                                      2005                      2004
Operations and distributions
Investment income (loss) -- net                                                    $   14,946,302            $   11,577,516
Net realized gain (loss) on investments                                                85,732,017                (4,426,646)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  28,165,305               415,949,182
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                       128,843,624               423,100,052
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (12,623,839)               (9,094,388)
      Class B                                                                          (1,854,934)               (1,134,253)
      Class C                                                                             (23,559)                  (10,402)
      Class I                                                                                (194)                      (33)
      Class Y                                                                             (99,629)                  (49,774)
                                                                                          -------                   -------
Total distributions                                                                   (14,602,155)              (10,288,850)
                                                                                      -----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             79,255,151                85,222,917
   Class B shares                                                                      18,645,965                24,053,080
   Class C shares                                                                         585,669                   700,193
   Class I shares                                                                              --                    10,000
   Class Y shares                                                                       4,318,386                 3,366,440
Reinvestment of distributions at net asset value
   Class A shares                                                                      12,375,475                 8,913,348
   Class B shares                                                                       1,829,393                 1,119,117
   Class C shares                                                                          23,482                    10,270
   Class Y shares                                                                          99,629                    49,774
Payments for redemptions
   Class A shares                                                                    (203,936,872)             (177,724,644)
   Class B shares (Note 2)                                                           (112,164,964)             (125,267,848)
   Class C shares (Note 2)                                                               (968,383)               (1,025,758)
   Class Y shares                                                                      (2,260,168)               (2,496,952)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                    (202,197,237)             (183,070,063)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                               (87,955,768)              229,741,139
Net assets at beginning of year                                                     1,238,789,672             1,009,048,533
                                                                                    -------------             -------------
Net assets at end of year                                                          $1,150,833,904            $1,238,789,672
                                                                                   ==============            ==============
Undistributed net investment income                                                $    2,418,359            $    3,975,787
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, American Express Financial Corporation (AEFC) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include

--------------------------------------------------------------------------------
18   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT
material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
19   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,901,575 and accumulated net realized loss has been decreased by $1,901,575.

--------------------------------------------------------------------------------
20   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                              2005           2004
Class A
Distributions paid from:
      Ordinary income                       $12,623,839      $9,094,388
      Long-term capital gain                         --              --
Class B
Distributions paid from:
      Ordinary income                         1,854,934       1,134,253
      Long-term capital gain                         --              --
Class C
Distributions paid from:
      Ordinary income                            23,559          10,402
      Long-term capital gain                         --              --
Class I*
Distributions paid from:
      Ordinary income                               194              33
      Long-term capital gain                         --              --
Class Y
Distributions paid from:
      Ordinary income                            99,629          49,774
      Long-term capital gain                         --              --

* Inception date was March 4, 2004

At March 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $     246,211
Accumulated long-term gain (loss)                         $(225,502,046)
Unrealized appreciation (depreciation)                    $ 168,937,921

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $817,917 for the year ended March 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
22   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $486,294 for Class A, $253,715 for Class B and $732 for Class C for the year ended March 31, 2005.

During the year ended March 31, 2005, the Fund's custodian and transfer agency fees were reduced by $29,650 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $292,491,890 and $505,097,242, respectively, for the year ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $10,142 for the year ended March 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                      Year ended March 31, 2005
                                              Class A           Class B       Class C     Class I           Class Y
Sold                                        8,717,593         1,962,540        62,673          --           453,688
Issued for reinvested distributions         1,285,681           189,458         2,452          --            10,268
Redeemed                                  (21,459,049)      (12,185,968)     (102,819)         --          (243,918)
                                          -----------       -----------       -------       -----           -------
Net increase (decrease)                   (11,455,775)      (10,033,970)      (37,694)         --           220,038
                                          -----------       -----------       -------       -----           -------

                                                                      Year ended March 31, 2004
                                              Class A           Class B       Class C    Class I*           Class Y
Sold                                       10,714,230         2,963,713        85,737       1,070           405,373
Issued for reinvested distributions         1,074,251           139,621         1,281          --             5,961
Redeemed                                  (21,954,021)      (15,751,791)     (128,765)         --          (309,444)
                                          -----------       -----------       -------       -----           -------
Net increase (decrease)                   (10,165,540)      (12,648,457)      (41,747)      1,070           101,890
                                          -----------       -----------       -------       -----           -------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $8,579,500 were on loan to brokers. For collateral, the Fund received $9,536,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $90,381 for the year ended March 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
23   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended March 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $225,502,046 at March 31, 2005, that if not offset by capital gains will expire as follows:

                                2011                   2012
                            $183,326,800            $42,175,246

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005        2004      2003      2002       2001
Net asset value, beginning of period                                    $ 9.17       $6.39    $ 9.45    $10.31     $10.95
                                                                        ------       -----    ------    ------     ------
Income from investment operations:
Net investment income (loss)                                               .15         .10       .10       .09        .08
Net gains (losses) (both realized and unrealized)                          .94        2.77     (3.08)     (.10)      (.39)
                                                                        ------       -----    ------    ------     ------
Total from investment operations                                          1.09        2.87     (2.98)     (.01)      (.31)
                                                                        ------       -----    ------    ------     ------
Less distributions:
Dividends from net investment income                                      (.14)       (.09)     (.08)     (.09)      (.09)
Distributions from realized gains                                           --          --        --      (.76)      (.24)
                                                                        ------       -----    ------    ------     ------
Total distributions                                                       (.14)       (.09)     (.08)     (.85)      (.33)
                                                                        ------       -----    ------    ------     ------
Net asset value, end of period                                          $10.12       $9.17    $ 6.39    $ 9.45     $10.31
                                                                        ------       -----    ------    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $865        $889      $685    $1,119       $956
Ratio of expenses to average daily net assets(b)                         1.11%       1.07%     1.00%     1.03%       .95%
Ratio of net investment income (loss) to average daily net assets        1.46%       1.19%     1.22%      .91%       .75%
Portfolio turnover rate (excluding short-term securities)                  25%         39%       38%       61%        97%
Total return(c)                                                         11.96%      45.06%   (31.58%)     .10%     (2.76%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004      2003      2002       2001
Net asset value, beginning of period                                    $ 9.18       $6.40    $ 9.46    $10.31     $10.94
                                                                        ------       -----    ------    ------     ------
Income from investment operations:
Net investment income (loss)                                               .07         .03       .03        --         --
Net gains (losses) (both realized and unrealized)                          .95        2.78     (3.07)     (.08)      (.39)
                                                                        ------       -----    ------    ------     ------
Total from investment operations                                          1.02        2.81     (3.04)     (.08)      (.39)
                                                                        ------       -----    ------    ------     ------
Less distributions:
Dividends from net investment income                                      (.06)       (.03)     (.02)     (.01)        --
Distributions from realized gains                                           --          --        --      (.76)      (.24)
                                                                        ------       -----    ------    ------     ------
Total distributions                                                       (.06)       (.03)     (.02)     (.77)      (.24)
                                                                        ------       -----    ------    ------     ------
Net asset value, end of period                                          $10.14       $9.18    $ 6.40    $ 9.46     $10.31
                                                                        ------       -----    ------    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $275        $341      $319      $761       $970
Ratio of expenses to average daily net assets(b)                         1.88%       1.84%     1.77%     1.78%      1.70%
Ratio of net investment income (loss) to average daily net assets         .69%        .44%      .44%      .13%      (.01%)
Portfolio turnover rate (excluding short-term securities)                  25%         39%       38%       61%        97%
Total return(c)                                                         11.16%      43.89%   (32.13%)    (.62%)    (3.47%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004      2003      2002       2001(b)
Net asset value, beginning of period                                    $ 9.12       $6.36    $ 9.40    $10.27     $10.37
                                                                        ------       -----    ------    ------     ------
Income from investment operations:
Net investment income (loss)                                               .07         .03       .03       .01         --
Net gains (losses) (both realized and unrealized)                          .93        2.76     (3.04)     (.10)       .18
                                                                        ------       -----    ------    ------     ------
Total from investment operations                                          1.00        2.79     (3.01)     (.09)       .18
                                                                        ------       -----    ------    ------     ------
Less distributions:
Dividends from net investment income                                      (.06)       (.03)     (.03)     (.02)      (.04)
Distributions from realized gains                                           --          --        --      (.76)      (.24)
                                                                        ------       -----    ------    ------     ------
Total distributions                                                       (.06)       (.03)     (.03)     (.78)      (.28)
                                                                        ------       -----    ------    ------     ------
Net asset value, end of period                                          $10.06       $9.12    $ 6.36    $ 9.40     $10.27
                                                                        ------       -----    ------    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3          $3        $3        $4         $1
Ratio of expenses to average daily net assets(c)                         1.88%       1.85%     1.79%     1.81%      1.70%(d)
Ratio of net investment income (loss) to average daily net assets         .69%        .42%      .44%      .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)                  25%         39%       38%       61%        97%
Total return(e)                                                         11.05%      43.87%   (32.09%)    (.66%)     1.82%(f)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
27   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                                  2005         2004(b)
Net asset value, beginning of period                                         $ 9.18        $9.44
                                                                             ------        -----
Income from investment operations:
Net investment income (loss)                                                    .19          .08
Net gains (losses) (both realized and unrealized)                               .94         (.31)
                                                                             ------        -----
Total from investment operations                                               1.13         (.23)
                                                                             ------        -----
Less distributions:
Dividends from net investment income                                           (.18)        (.03)
                                                                             ------        -----
Net asset value, end of period                                               $10.13        $9.18
                                                                             ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--
Ratio of expenses to average daily net assets(c)                               .67%         .71%(d)
Ratio of net investment income (loss) to average daily net assets             1.89%        1.29%(d)
Portfolio turnover rate (excluding short-term securities)                       25%          39%
Total return(e)                                                              12.45%       (2.42%)(f)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
28   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004      2003      2002       2001
Net asset value, beginning of period                                    $ 9.18       $6.40    $ 9.46    $10.32     $10.96
                                                                        ------       -----    ------    ------     ------
Income from investment operations:
Net investment income (loss)                                               .17         .12       .11       .11        .09
Net gains (losses) (both realized and unrealized)                          .94        2.76     (3.07)     (.11)      (.39)
                                                                        ------       -----    ------    ------     ------
Total from investment operations                                          1.11        2.88     (2.96)       --       (.30)
                                                                        ------       -----    ------    ------     ------
Less distributions:
Dividends from net investment income                                      (.16)       (.10)     (.10)     (.10)      (.10)
Distributions from realized gains                                           --          --        --      (.76)      (.24)
                                                                        ------       -----    ------    ------     ------
Total distributions                                                       (.16)       (.10)     (.10)     (.86)      (.34)
                                                                        ------       -----    ------    ------     ------
Net asset value, end of period                                          $10.13       $9.18    $ 6.40    $ 9.46     $10.32
                                                                        ------       -----    ------    ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $8          $5        $3        $3         $2
Ratio of expenses to average daily net assets(b)                          .94%        .91%      .83%      .86%       .79%
Ratio of net investment income (loss) to average daily net assets        1.61%       1.35%     1.40%     1.06%       .94%
Portfolio turnover rate (excluding short-term securities)                  25%         39%       38%       61%        97%
Total return(c)                                                         12.16%      45.25%   (31.41%)     .28%     (2.62%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2005, and the financial highlights for each of the years in the five-year period ended March 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2005

--------------------------------------------------------------------------------
30   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Equity Value Fund
Fiscal year ended March 31, 2005

Class A

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           100%
      Dividends Received Deduction for corporations                       100%

Payable date                                                         Per share
June 23, 2004                                                         $0.02995
Sept. 23, 2004                                                         0.03472
Dec. 22, 2004                                                          0.03945
March 28, 2005                                                         0.03507
Total distributions                                                   $0.13919

Class B

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           100%
      Dividends Received Deduction for corporations                       100%

Payable date                                                         Per share
June 23, 2004                                                         $0.01216
Sept. 23, 2004                                                         0.01492
Dec. 22, 2004                                                          0.02091
March 28, 2005                                                         0.01397
Total distributions                                                   $0.06196

Class C

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           100%
      Dividends Received Deduction for corporations                       100%

Payable date                                                         Per share
June 23, 2004                                                         $0.01300
Sept. 23, 2004                                                         0.01673
Dec. 22, 2004                                                          0.02089
March 28, 2005                                                         0.01431
Total distributions                                                   $0.06493

--------------------------------------------------------------------------------
31   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           100%
      Dividends Received Deduction for corporations                       100%

Payable date                                                         Per share
June 23, 2004                                                         $0.04055
Sept. 23, 2004                                                         0.04509
Dec. 22, 2004                                                          0.05023
March 28, 2005                                                         0.04610
Total distributions                                                   $0.18197

Class Y

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                           100%
      Dividends Received Deduction for corporations                       100%

Payable date                                                         Per share
June 23, 2004                                                         $0.03407
Sept. 23, 2004                                                         0.03872
Dec. 22, 2004                                                          0.04416
March 28, 2005                                                         0.04040
Total distributions                                                   $0.15735

--------------------------------------------------------------------------------
32   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

                                                 Beginning         Ending           Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,103.30          $5.87             1.12%
     Hypothetical (5% return before expenses)     $1,000           $1,019.35          $5.64             1.12%
Class B
     Actual(b)                                    $1,000           $1,100.00          $9.90             1.89%
     Hypothetical (5% return before expenses)     $1,000           $1,015.51          $9.50             1.89%
Class C
     Actual(b)                                    $1,000           $1,098.50          $9.89             1.89%
     Hypothetical (5% return before expenses)     $1,000           $1,015.51          $9.50             1.89%
Class I
     Actual(b)                                    $1,000           $1,105.60          $3.62              .69%
     Hypothetical (5% return before expenses)     $1,000           $1,021.49          $3.48              .69%
Class Y
     Actual(b)                                    $1,000           $1,104.30          $4.98              .95%
     Hypothetical (5% return before expenses)     $1,000           $1,020.19          $4.78              .95%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended March 31, 2005:
     +10.33% for Class A, +10.00% for Class B, +9.85% for Class C, +10.56% for Class I and +10.43% for Class Y.

--------------------------------------------------------------------------------
34   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held      Principal occupation during     Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ ------------------------------- ---------------------------
Arne H. Carlson                  Board member       Chair, Board Services
901 S. Marquette Ave.            since 1999         Corporation (provides
Minneapolis, MN 55402                               administrative services to
Age 70                                              boards). Former Governor
                                                    of Minnesota
-------------------------------- ------------------ ------------------------------- ---------------------------
Philip J. Carroll, Jr.           Board member       Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002         Fluor Corporation               Vulcan Materials Company,
Minneapolis, MN 55402                               (engineering and                Inc. (construction
Age 67                                              construction) since 1998        materials/chemicals)
-------------------------------- ------------------ ------------------------------- ---------------------------
Livio D. DeSimone                Board member       Retired Chair of the Board and  Cargill, Incorporated
30 Seventh Street East           since 2001         Chief Executive Officer,        (commodity merchants and
Suite 3050                                          Minnesota Mining and            processors), General
St. Paul, MN 55101-4901                             Manufacturing (3M)              Mills, Inc. (consumer
Age 70                                                                              foods), Vulcan Materials
                                                                                    Company (construction
                                                                                    materials/ chemicals),
                                                                                    Milliken & Company
                                                                                    (textiles and chemicals),
                                                                                    and Nexia
                                                                                    Biotechnologies, Inc.
-------------------------------- ------------------ ------------------------------- ---------------------------
Patricia M. Flynn                Board member       Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004         Economics and Management,       (holding company) and its
Minneapolis, MN 55402                               Bentley College since 2002;     subsidiary Boston Federal
Age 54                                              former Dean, McCallum           Savings Bank
                                                    Graduate School of Business,
                                                    Bentley College from 1999 to
                                                    2002
-------------------------------- ------------------ ------------------------------- ---------------------------
Anne P. Jones                    Board member       Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 70
-------------------------------- ------------------ ------------------------------- ---------------------------
Stephen R. Lewis, Jr.            Board member       Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002         Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                               Carleton College                systems)
Age 66
-------------------------------- ------------------ ------------------------------- ---------------------------

--------------------------------------------------------------------------------
35   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Catherine James Paglia           Board member       Director, Enterprise Asset       Strategic Distribution,
901 S. Marquette Ave.            since 2004         Management, Inc. (private real   Inc. (transportation,
Minneapolis, MN 55402                               estate and asset management      distribution and
Age 52                                              company) since 1999              logistics consultants)
-------------------------------- ------------------ -------------------------------- --------------------------
Alan K. Simpson                  Board member       Former three-term United
1201 Sunshine Ave.               since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- ------------------ -------------------------------- --------------------------
Alison Taunton-Rigby             Board member       Founder and Chief Executive      Hybridon, Inc.
901 S. Marquette Ave.            since 2002         Officer, RiboNovix, Inc. since   (biotechnology)
Minneapolis, MN 55402                               2004; President, Forester
Age 61                                              Biotech since 2000; prior to
                                                    that, President and CEO,
                                                    Aquila Biopharmaceuticals, Inc.
-------------------------------- ------------------ -------------------------------- --------------------------

Board Member Affiliated with AEFC*

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
William F. Truscott              Board member       Senior Vice President - Chief
53600 AXP Financial Center       since 2001,        Investment Officer of AEFC
Minneapolis, MN 55474            Vice President     since 2001. Former Chief
Age 44                           since 2002         Investment Officer and
                                                    Managing Director, Zurich
                                                    Scudder Investments

-------------------------------- ------------------ -------------------------------- --------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer          Vice President - Investment
105 AXP Financial Center         since 2002         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                               Vice President - Finance,
Age 49                                              American Express Company,
                                                    2000-2002;
                                                    Vice President - Corporate
                                                    Controller, AEFC, 1996-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Paula R. Meyer                   President          Senior Vice President and
596 AXP Financial Center         since 2002         General Manager - Mutual
Minneapolis, MN 55474                               Funds, AEFC, since 2002; Vice
Age 51                                              President and Managing
                                                    Director - American Express
                                                    Funds, AEFC, 2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Leslie L. Ogg                    Vice President,    President of Board Services
901 S. Marquette Ave.            General Counsel,   Corporation
Minneapolis, MN 55402            and Secretary
Age 66                           since 1978
-------------------------------- ------------------ -------------------------------- --------------------------
Beth E. Weimer                   Chief Compliance   Vice President and Chief
172 AXP Financial Center         Officer since      Compliance Officer, AEFC,
Minneapolis, MN 55474            2004               since 2001;
Age 52                                              Vice President and Chief
                                                    Compliance Officer, AEFA,
                                                    2001-2005; Partner, Arthur
                                                    Andersen Regulatory Risk
                                                    Services, 1998-2001
-------------------------------- ------------------ -------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
37   --   AXP EQUITY VALUE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
  Small Cap
        Growth
             Fund

Annual Report
for the Period Ended
March 31, 2005

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Partners Funds                                                        (R)

Table of Contents

Fund Snapshot                                                   3

Performance Summary                                             4

Questions & Answers
   with Portfolio Management                                    5

The Fund's Long-term Performance                               10

Investments in Securities                                      12

Financial Statements                                           18

Notes to Financial Statements                                  21

Report of Independent Registered
   Public Accounting Firm                                      33

Fund Expenses Example                                          34

Board Members and Officers                                     36

Proxy Voting                                                   38

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Fund Snapshot AT MARCH 31, 2005

PORTFOLIO MANAGERS

RS Investment Management, L.P.

Portfolio managers*                       Since       Years in industry
John Seabern, CFA                         1/01               14
John Wallace                              1/01               19

* Effective May 30, 2005, John Seabern will be the sole portfolio manager for the Fund.

Turner Investment Partners, Inc.

Portfolio managers                        Since       Years in industry
William C. McVail, CFA                    8/03               17
Christopher K. McHugh                     8/03               18
Frank L. Sustersic                        8/03               15
Jason D. Schrofberger, CFA                8/03               10

Bjurman, Barry & Associates

Portfolio managers                        Since       Years in industry
O. Thomas Barry III, CFA, CIC             8/03               32
G. Andrew Bjurman, CFA, CIC 8/03 35
Stephen W. Shipman, CFA                   8/03               18

UBS Global Asset Management (Americas) Inc.

Portfolio managers                        Since       Years in industry
Paul A. Graham, Jr., CFA                  8/03               19
David N. Wabnik                           8/03               14

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 1/24/01    B: 1/24/01   C: 1/24/01   I: 3/4/04    Y: 1/24/01

Ticker symbols by class
A: AXSCX      B: ASGBX     C: APRCX     I: --        Y: --

Total net assets                                         $236.3 million

Number of holdings                                                  367

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

          STYLE
VALUE     BLEND     GROWTH
                              LARGE
                              MEDIUM       SIZE
                      X       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 30.0%
Health care 17.4%
Consumer discretionary 14.8%
Financials 9.1%
Industrials 9.1%
Energy 5.5%
Materials 4.7%
Short-term securities* 4.2%
Consumer staples 2.6%
Utilities 1.5%
Telecommunications 0.9%
Investment companies 0.2%

* Of the 4.2%, 2.2% is due to security lending activity and 2.0% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Landstar System (Industrial transportation)                        0.9%
Quicksilver Resources (Utilities -- natural gas)                   0.9
Scientific Games Cl A (Lodging & gaming)                           0.9
Cognizant Technology Solutions Cl A
(Computer software & services)                                     0.9
Labor Ready (Multi-industry)                                       0.8
Psychiatric Solutions (Health care services)                       0.8
Engineered Support Systems (Computer hardware)                     0.7
First Horizon Pharmaceutical (Health care products)                0.7
Pediatrix Medical Group (Health care services)                     0.7
Aeropostale (Retail -- general)                                    0.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2005

                   -4.34%           +0.87%        +1.43%

-4.34% = AXP Partners Small Cap Growth Fund Class A (excluding sales charge) +0.87% = Russell 2000(R) Growth Index (unmanaged)
+1.43% = Lipper Small-Cap Growth Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                 Class C             Class I         Class Y
(Inception dates)            (1/24/01)              (1/24/01)               (1/24/01)           (3/4/04)        (1/24/01)
                                                            After                  After
                        NAV(1)    POP(2)       NAV(1)      CDSC(3)      NAV(1)    CDSC(4)        NAV(5)          NAV(6)
at March 31, 2005
1 year                  -4.34%    -9.83%       -5.14%      -8.93%       -5.14%    -5.14%         -3.86%          -4.09%
3 years                 -1.77%    -3.69%       -2.57%      -3.56%       -2.57%    -2.57%           N/A           -1.53%
Since inception         -4.54%    -5.89%       -5.26%      -5.72%       -5.26%    -5.26%         -5.99%          -4.37%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Growth Fund's portfolio is managed by four independent money management firms that invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital.

For the 12 months ended March 31, 2005, the Fund's Class A shares, excluding sales charge, fell 4.34%. The Fund underperformed its benchmark, the Russell 2000(R) Growth Index (Russell Index), which returned 0.87%, and its peer group, as represented by the Lipper Small-Cap Growth Funds Index, which rose 1.43% for the period.

RS Investment Management, L.P. (RSIM), Turner Investment Partners, Inc. (Turner), UBS Global Asset Management (Americas) Inc. (UBS), and Bjurman, Barry & Associates (BB & A) managed 33%, 28%, 24% and 15% of the Fund's portfolio, respectively, as of March 31, 2005.

Q: What factors affected performance for your portion of the Fund during the 12 months ended March 31, 2005?

    RSIM: Excluding the fourth quarter of 2004, the last 12 months have been challenging for many growth investors. Despite a healthy economy, investors are preoccupied with rising energy prices, and the Fed's measured and well telegraphed increase in the discount rate. This has prompted investors to shorten their time horizons, favoring slower growth stocks. We positioned the portfolio for sustained economic growth, and improved corporate earnings. Our exposure to energy and other economically sensitive sectors like materials and processing and utilities has helped our performance. This positive contribution has been dragged down by underperformance in traditional growth sectors like health care, technology and consumer discretionary.

    As major oil companies increase their capital budgets, energy service companies are benefiting from accelerating revenue growth and margin expansion. Companies like National Oilwell Varco, Inc. and Patterson-UTI Energy Inc. helped returns over the last 12 months. We expect 2005 earnings' growth to be much better than expected, and valuations remain attractive. Landstar System, Inc., the freight logistics company we have owned for more than two years, continues to execute successfully. The company continues to benefit from a pickup in freight movement activity; margins are expanding and earnings continue to improve.

    A number of our cellular providers performed well in the 12-month period. Nextel Partners, Inc. -- which we have owned at various times for the last four years -- and Alamosa Holdings are two providers of cellular services that provided strong returns in 2004. Both companies continue to benefit from subscriber growth, a moderating of churn rates and growing economies of scale. We took gains on both positions but they remain in the portfolio.

    Technology proved one of our least productive areas over the trailing 12 months. We endured underperformance from a number of semiconductor capital equipment providers over the summer as inventory began to build and skeptical investors

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> As major oil companies increase their capital budgets, energy service companies are benefiting from accelerating revenue growth and margin expansion. (end callout quote)

       -- RSIM

CHANGES TO TOP TEN HOLDINGS

March 31, 2005 compared to March 31, 2004

                                                  Change in positioning
Landstar System (Industrial transportation)              New to Top Ten
Quicksilver Resources
(Utilities -- natural gas)                               New to Top Ten
Scientific Games Cl A (Lodging & gaming)                      Increased
Cognizant Technology Solutions Cl A
(Computer software & services)                           New to Top Ten
Labor Ready (Multi-industry)                             New to Top Ten
Psychiatric Solutions
(Health care services)                                   New to Top Ten
Engineered Support Systems
(Computer hardware)                                      New to Top Ten
First Horizon Pharmaceutical
(Health care products)                                   New to Top Ten
Pediatrix Medical Group
(Health care services)                                   New to Top Ten
Aeropostale (Retail -- general)                          New to Top Ten

No longer among Top Ten Holdings but still in the portfolio at March 31, 2005 were F5 Networks, Microsemi, PC Mall, SafeNet, Secure Computing and Varian Semiconductor Equipment Associates. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

    sold out of a number of these stocks. Looking ahead at technology, we are less focused on enterprise-related companies, and more focused on companies with protected niches and reoccurring revenue models.

    Biotechnology was another disappointing group for us. The mood of biotech investors declined markedly in the first calendar quarter of 2005. Uncertainty in the FDA approval process and ongoing troubles at large pharmaceutical companies paved the way for a sharp correction in the group during the quarter.

    Turner: For our portion of the Fund, six out of 10 sectors outperformed their corresponding index sectors. Contributing the most to performance were holdings in the healthcare sector. OSI Pharmaceutical Inc, Gen-Probe Inc, Kindred Healthcare Inc, Imucor and Genesis Healthcare Corp all contributed to performance. Positive performance can also be attributed to stock selection in the technology sector. F5 Networks, in particular, had a positive effect on performance.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Strong relative performance for the year came primarily from three sources: information technology, consumer discretionary and energy. (end callout quote)

       -- UBS

    The energy and utilities/communication sectors posted the best results by far in the index during the year. But our weightings in energy and utilities/communication were too small to have a major positive impact on overall results. The modest weightings are a reflection of our sector-neutral policy; its weightings in each sector closely resemble those of the index sector. We believe a sector-neutral approach makes sense because the performance advantage in the market often shifts swiftly from sector to sector.

    Detracting from performance the most was a 22% weighting in consumer-discretionary/services stocks. The industries detracting from performance in consumer discretionary include casinos/gambling, apparel/footwear, specialty stores, and advertising/marketing services. Specifically Multimedia games, Autobytel, eLong Inc, FindWhat.com, and Sports Authority all had a negative impact on results. Stock selection in the producer durables sector also had a negative impact on results. The aerospace and defense, electrical products and industrial specialty industries all detracted from performance in the producer durables sector.

    UBS: Strong relative performance for the year came primarily from three sources: information technology, consumer discretionary and energy. In aggregate both sector and stock selection were positive contributors though it was stock selection that contributed the bulk of our outperformance, especially in the information technology and consumer discretionary sectors. While we did trade the portfolio over the course of the year consistent with our philosophy, we did not make material changes to its positioning relative to the market.

    BB & A: Our performance was negatively impacted by investor concerns regarding the Federal Reserve Board's (the Fed) intent to raise interest rates, the high price of oil, potential terrorist threats and mixed economic signals. The negative sentiment appeared to reach an extreme in mid-August. Earlier in the period, our portfolio's returns were hurt by the sell-off in the technology sector, an area where we had a larger-than-Russell Index weighting. Later in the period, our underperformance was largely attributed to our heavy concentration in micro- and small-capitalization stocks. Companies with larger capitalizations significantly outperformed smaller-cap companies.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We think a number of positive catalysts are in place for a rising stock market in the remainder of 2005. (end callout quote)

       -- Turner

    After posting a strong comeback at the end of 2004, stocks lost momentum at the beginning of this year, retreating and finishing January with an unusual decline in historical terms. Despite rebounding strongly in February, the stock market again showed weak performance in March and retracted those gains. Stocks came under pressure as the prices of crude oil and many other commodities rose steadily, hitting 22-year highs and inflicting worries about inflation -- reflected by falling bond prices -- and worrying investors over the fact that a more aggressive posture might be imminent. Energy stocks clearly led other sectors and high-growing technology stocks that headed the fourth quarter run-up last year were hit the hardest, followed by financials and health care. In the midst of increased volatility throughout the first quarter of 2005, investors favored value stocks over growth. Additionally, the markets showed a preference for large caps over small caps. The small cap indices led the declines, with the Russell Index posting its worst quarterly performance in over two years.

    Although we were heavily weighted in the technology and health care sectors, two of the worst performing sectors, the portfolio showed better returns against the Russell Index later in the period. This is mostly explained by positive stock selection returns provided by our bottom-up process.

Q: Based on your outlook, how are you positioning your portion of the Fund's portfolio?

    RSIM: Despite the underperformance of our portion of the Fund, we remain committed to identifying the most attractive small growth companies. The long, powerful run-up in value stocks has tilted the valuation meter back towards the growth side. Additionally, if the Fed succeeds in slowing the economy, investors may finally re-focus on true growth companies. We remain optimistic about our positions in the energy sector, in selected pockets of technology, the Internet and medical devices.

    Turner: As always, our portion of the portfolio is invested in stocks that we think have the strongest prospective earnings power: stocks of companies in the Internet, health and wellness, brokerage, financial-transaction-processing, biotechnology, medical-products, software, data-security, semiconductor, and wireless industries.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We are still finding opportunities for bottom-up stock picking and expect the first quarter earnings season to come in strong. (end callout quote)

       -- BB & A

    We think a number of positive catalysts are in place for a rising stock market in the remainder of 2005. Most importantly, we think corporate earnings, which drive stock prices in the long run, will be stronger than expected. If stocks are to rally, it's likely to depend largely on how investors react to earnings reports. So far the reports have been mainly favorable. About 67% of the S&P 500 Index companies reported fourth-quarter earnings growth that exceeded Wall Street analysts' estimates. (The historical average for positive earnings surprises has been 59%.) We expect more of the same -- more upside surprises -- for first-quarter earnings. And we continue to think that growth stocks, after lagging value so markedly over the past five years, will sooner or later revert to the mean and improve their relative performance.

    UBS: We are currently finding little opportunity from the top-down and as such the Fund is positioned essentially sector neutral with smaller-than-Russell Index positions in the materials and information technology sectors, which are virtually offset by overweights in consumer discretionary and energy stocks.

    Given growth companies' underperformance over the last five years, as well as attractive relative valuations from a historical perspective, we have a favorable outlook for small cap growth companies. We believe the challenge will be identifying those companies within sectors that can sustain above average growth moving forward. For that, we continue to try to focus on identifying well-managed companies with strong competitive positions that we believe should be able to grow sales and earnings well into the future.

    BB & A: While high energy and commodity prices have threatened to slow down global economic growth, the U.S. economy has shown to be resilient and strong. The industries that have done particularly well -- homebuilding, gaming, apparel, and retailers in general -- hint of an improving economy. We are still finding opportunities for bottom-up stock picking and expect the first quarter earnings season to come in strong, lifting the market and the essential technology and health care sectors, which are positioned to stage a comeback.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Partners Small Cap Growth Fund Class A shares (from 2/1/01 to 3/31/05) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                 Class A
                                      Short-term        Long-term
Fiscal year ended     Income         capital gains    capital gains      Total
March 31, 2005          $--              $--               $--             $--
March 31, 2004           --               --                --              --
March 31, 2003           --               --                --              --
March 31, 2002           --               --                --              --
March 31, 2001(1)        --               --                --              --

(1) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

(line chart)

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP PARTNERS SMALL CAP GROWTH FUND

AXP Partners Small Cap Growth Fund Class A
  (includes sales charge)                     $ 9,425   $7,647   $8,186   $5,186  $8,112   $7,760
Russell 2000(R) Growth Index(1)               $10,000   $7,845   $8,233   $5,629  $9,184   $9,264
Lipper Small-Cap Growth Funds Index(2)        $10,000   $7,873   $8,324   $5,885  $9,165   $9,296

                                                 2/01     3/01     3/02     3/03    3/04     3/05

COMPARATIVE RESULTS
Results at March 31, 2005                                                                   Since
                                                        1 year           3 years        inception(3)
AXP Partners Small Cap Growth Fund
(includes sales charge)
Class A     Cumulative value of $10,000                 $9,017            $8,933           $7,760
            Average annual total return                 -9.83%            -3.69%           -5.89%
Russell 2000(R) Growth Index(1)
            Cumulative value of $10,000                $10,087           $11,252           $9,264
            Average annual total return                 +0.87%            +4.01%           -1.82%
Lipper Small-Cap Growth Funds Index(2)
            Cumulative value of $10,000                $10,143           $11,168           $9,296
            Average annual total return                 +1.43%            +3.75%           -1.74%

Results for other share classes can be found on page 4.

(1) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund

March 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.5%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (0.9%)
Armor Holdings                                  9,290(b)              $344,566
Hexcel                                         34,270(b)               531,528
Teledyne Technologies                          31,090(b)               973,117
United Industrial                              10,000                  296,200
Total                                                                2,145,411

Airlines (0.2%)
AirTran Holdings                               21,800(b)               197,290
Pinnacle Airlines                              25,200(b)               267,624
Total                                                                  464,914

Automotive & related (0.2%)
American Axle & Mfg Holdings                   22,900                  561,050

Banks and savings & loans (2.7%)
BankUnited Financial Cl A                      19,500(b)               523,770
Boston Private Financial Holdings              17,160                  407,550
East-West Bancorp                              31,500                1,162,980
Euronet Worldwide                              24,030(b)               686,057
Franklin Bank                                  37,280(b)               643,080
Harbor Florida Bancshares                       9,100                  310,310
Preferred Bank                                    900                   35,910
PrivateBancorp                                 21,650                  680,027
UCBH Holdings                                  37,700                1,504,229
Wintrust Financial                              8,070                  380,016
Total                                                                6,333,929

Beverages & tobacco (0.6%)
Constellation Brands Cl A                      12,900(b)               682,023
Cott                                           26,600(b,c)             644,518
Total                                                                1,326,541

Broker dealers (0.6%)
Affiliated Managers Group                      17,915(b)             1,111,267
GFI Group                                       9,020(b)               242,007
Total                                                                1,353,274

Building materials & construction (2.0%)
Beacon Roofing Supply                          12,500(b)               273,563
Building Material Holding                      12,941                  575,616
Eagle Materials                                 5,490                  444,361
Genlyte Group                                   7,400(b)               665,778

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Building materials & construction (cont.)
NCI Building Systems                           19,400(b)              $748,839
Simpson Mfg                                    20,000                  618,000
Texas Inds                                     11,100                  596,625
Walter Inds                                    16,500                  702,075
Total                                                                4,624,857

Cellular telecommunications (0.9%)
Alamosa Holdings                               53,990(b)               630,063
Nextel Partners Cl A                           38,090(b)               836,457
SBA Communications Cl A                        74,390(b)               681,412
Total                                                                2,147,932

Chemicals (1.2%)
American Vanguard                              18,200                  816,634
Georgia Gulf                                    6,700                  308,066
Great Lakes Chemical                            9,550                  306,746
Immucor                                        36,935(b)             1,115,068
Terra Inds                                     20,000(b,d)             155,200
Wellman                                        16,250                  234,975
Total                                                                2,936,689

Computer hardware (2.5%)
Artesyn Technologies                           44,540(b)               387,943
Engineered Support Systems                     32,050                1,715,316
FARO Technologies                              10,000(b)               235,400
Insight Enterprises                            30,520(b)               535,931
Phoenix Technologies                           50,000(b)               476,000
RadiSys                                        90,780(b)             1,285,445
Trident Microsystems                           16,600(b)               293,488
Varian                                         14,030(b)               531,597
Virage Logic                                   40,300(b)               441,688
Total                                                                5,902,808

Computer software & services (15.6%)
Advent Software                                23,660(b)               430,139
Avid Technology                                13,000(b)               703,560
Avocent                                         9,900(b)               254,034
CACI Intl Cl A                                 24,200(b)             1,336,566
CAM Commerce Solutions                         24,200(b)               381,150
CNET Networks                                  54,770(b)               517,029
Cognizant Technology Solutions Cl A            45,100(b)             2,083,620

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
CryptoLogic                                    20,000(c)              $619,600
DiamondCluster Intl                            27,110(b)               436,471
Digital River                                  20,100(b)               626,316
Digitas                                       110,000(b)             1,111,000
Dot Hill Systems                               45,300(b)               269,535
Epicor Software                                25,000(b)               327,500
Extreme Networks                              125,510(b)               739,254
F5 Networks                                    13,580(b)               685,654
FactSet Research Systems                       16,850                  556,219
Fair Isaac                                     15,700                  540,708
Fastclick                                       1,400(b)                16,800
Foundry Networks                               35,900(b)               355,410
Global Payments                                 3,100                  199,919
Greenfield Online                              51,700(b)             1,015,905
Hyperion Solutions                             10,990(b)               484,769
Identix                                        47,660(b)               240,683
Infocrossing                                   43,970(b)               696,485
InfoSpace                                      31,835(b)             1,299,823
INTAC Intl                                     30,000(b,c,d)           378,000
Internet Capital Group                         57,320(b)               402,386
Ixia                                           73,540(b)             1,308,277
j2 Global Communications                       37,980(b)             1,303,094
Jupitermedia                                   40,000(b)               620,400
M-Systems Flash Disk Pioneers                  37,910(b,c,d)           835,536
Magma Design Automation                        25,600(b)               303,872
MAXIMUS                                        20,000                  669,800
MICROS Systems                                  8,820(b)               323,782
Navigant Consulting                            51,750(b)             1,409,153
NetEase.com ADR                                17,120(b,c)             825,355
Online Resources                               35,000(b)               308,350
Open Solutions                                 15,790(b)               313,116
Openwave Systems                               91,300(b)             1,112,947
PacificNet                                     18,500(b,c)             151,515
PAR Technology                                 30,000(b)               467,100
Perficient                                     80,000(b)               615,200
Programmer's Paradise                          21,000                  261,660
Radiant Systems                                43,200(b)               423,360
Radware                                        40,220(b,c)             943,963
Resources Connection                           49,480(b)             1,035,616
RSA Security                                   36,800(b)               583,280
SafeNet                                        28,000(b)               820,680
SeaChange Intl                                 42,500(b)               550,375
Secure Computing                               36,100(b)               309,377
THQ                                            21,400(b)               602,196
Verint Systems                                 41,300(b)             1,443,022
Viewpoint                                     303,490(b)               849,772
WebSideStory                                   37,100(b)               454,475

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
Wind River Systems                             47,400(b)              $714,792
Witness Systems                                41,400(b)               726,570
Total                                                               36,995,170

Electronics (9.6%)
ADE                                            30,000(b)               666,000
Advanced Energy Inds                           38,710(b)               374,326
Amkor Technology                               30,110(b)               116,225
Atheros Communications                        102,030(b)             1,047,848
August Technology                              23,000(b)               269,560
Bel Fuse Cl B                                  15,000                  454,500
Benchmark Electronics                          48,740(b)             1,551,394
ChipMOS TECHNOLOGIES
  (Bermuda)                                    10,770(b,c)              67,277
Cognex                                         30,600                  761,328
Cree                                            9,900(b)               215,325
Cymer                                          19,460(b)               520,944
Cypress Semiconductor                          51,340(b)               646,884
Daktronics                                      7,800(b)               168,870
Dolby Laboratories Cl A                         6,300(b)               148,050
ESCO Technologies                              12,500(b)             1,004,375
Exar                                           31,070(b)               416,338
FormFactor                                     17,910(b)               405,482
Integrated Device Technology                   60,310(b)               725,529
LaBarge                                        46,600(b)               609,994
LoJack                                         20,000(b)               275,400
Mattson Technology                             45,940(b)               364,764
Medis Technologies                             29,700(b)               425,898
Microsemi                                      95,560(b)             1,556,672
Misonix                                        40,000(b)               240,000
O2Micro Intl                                   30,900(b,c)             317,961
Power Integrations                             24,300(b)               507,627
Rudolph Technologies                           19,500(b)               293,670
Semtech                                        25,060(b)               447,822
SigmaTel                                        7,470(b)               279,602
Silicon Image                                  65,500(b)               658,930
SiRF Technology Holdings                       63,260(b)               705,982
Somanetics                                     41,300(b)               557,550
Sonic Solutions                                60,000(b)               903,000
Standard Microsystems                          12,600(b)               218,736
Technology Research                            25,000                  127,750
Tessera Technologies                           14,560(b)               629,429
Trimble Navigation                             21,100(b)               713,391
TTM Technologies                               50,200(b)               525,092
Varian Semiconductor
  Equipment Associates                         33,010(b)             1,254,710
Verisity                                       28,500(b)               340,005

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (cont.)
Viisage Technology                            212,100(b)              $714,777
X-Rite                                         40,100                  603,104
Total                                                               22,832,121

Energy (2.2%)
Alpha Natural Resources                        18,020(b)               516,633
Carrizo Oil and Gas                            20,000(b)               339,800
Denbury Resources                               7,990(b)               281,488
InterOil                                       10,320(b,c)             360,787
KCS Energy                                     48,522(b)               745,298
Massey Energy                                  19,400                  776,776
McMoRan Exploration                            29,100(b,d)             584,910
Patina Oil & Gas                               39,300                1,572,000
Total                                                                5,177,692

Energy equipment & services (3.5%)
Cal Dive Intl                                  12,400(b)               561,720
Energy Partners                                18,420(b)               478,367
Headwaters                                     28,310(b)               929,134
Helmerich & Payne                               8,210                  325,855
Hornbeck Offshore Services                     12,230(b)               306,484
Hydril                                         18,060(b)             1,054,885
Natl Oilwell Varco                             15,150(b)               707,505
Patterson-UTI Energy                           61,200                1,531,223
Pioneer Drilling                               29,350(b)               404,150
Precision Drilling                              9,000(b,c)             671,940
Superior Energy Services                       15,200(b)               261,440
TETRA Technologies                             35,000(b)               995,400
Total                                                                8,228,103

Engineering & construction (1.2%)
Dycom Inds                                     34,500(b)               793,155
EMCOR Group                                     7,500(b)               351,150
Hovnanian Enterprises Cl A                     16,300(b)               831,300
Washington Group Intl                          20,000(b)               899,800
Total                                                                2,875,405

Financial services (2.3%)
CB Richard Ellis Group Cl A                    13,570(b)               474,814
Charles River Associates                       19,900(b)               982,065
Heidrick & Struggles Intl                      20,000(b)               735,400
Intl Securities Exchange                        2,000(b)                52,000
Investment Technology Group                    21,610(b)               378,175
Investors Financial Services                   29,520                1,443,824
Jackson Hewitt Tax Service                     22,870                  478,440
Jefferies Group                                11,640                  438,595
MarketAxess Holdings                           13,000(b)               145,210
Metris Companies                               30,530(b)               353,843
Total                                                                5,482,366

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Food (1.2%)
Hansen Natural                                 15,000(b)              $901,050
Performance Food Group                         17,170(b)               475,266
Provide Commerce                               39,520(b)             1,141,337
United Natural Foods                           10,400(b)               297,752
Total                                                                2,815,405

Health care products (9.6%)
Able Laboratories                              31,630(b)               742,040
Advanced Medical Optics                        18,400(b)               666,264
Advanced Neuromodulation
  Systems                                      17,100(b)               458,451
Affymetrix                                      9,400(b)               402,696
Alexion Pharmaceuticals                        21,900(b)               474,464
Allscripts Healthcare Solutions                47,400(b)               677,820
American Medical Alert                         42,000(b)               289,800
Amylin Pharmaceuticals                         12,600(b)               220,374
ArthroCare                                     23,400(b)               666,900
Aspect Medical Systems                         20,100(b)               433,959
Barrier Therapeutics                           15,100(b)               233,899
Cantel Medical                                 48,800(b)             1,413,248
Corgentech                                     15,500(b)                35,960
CV Therapeutics                                49,920(b)             1,016,371
Exactech                                       35,100(b)               595,647
First Horizon Pharmaceutical                  101,420(b)             1,711,971
INAMED                                         20,900(b)             1,460,492
Incyte                                         86,770(b)               592,639
IRIS Intl                                      69,500(b)               780,485
Isis Pharmaceuticals                           34,800(b)               134,676
Medicines                                      29,700(b)               673,002
MGI PHARMA                                     13,020(b)               329,015
Neurocrine Biosciences                         10,270(b)               390,876
NitroMed                                       43,510(b)               753,158
NPS Pharmaceuticals                            17,100(b)               215,802
Palomar Medical Technologies                   30,000(b)               809,100
Penwest Pharmaceuticals                        27,100(b)               334,956
Prestige Brands Holdings                       19,200(b)               338,880
ResMed                                         21,930(b)             1,236,852
Salix Pharmaceuticals                          45,090(b)               743,534
Serologicals                                   24,720(b)               604,157
Syneron Medical                                 8,640(b,c)             275,270
Taro Pharmaceuticals Inds                      12,400(b,c)             391,344
Telik                                          39,880(b)               601,390
United Therapeutics                            11,740(b)               536,459
Vaxgen                                         93,900(b,d)           1,171,872
Xenogen                                        61,600(b)               320,320
Total                                                               22,734,143

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (8.2%)
Amedisys                                       25,000(b)              $756,250
American Dental Partners                       15,000(b)               333,465
American Healthways                            19,670(b)               649,503
Bioanalytical Systems                          31,400(b)               315,570
Centene                                        23,580(b)               707,164
Charles River Laboratories Intl                 7,848(b)               369,170
Chemed                                         14,000                1,070,720
Connetics                                      26,600(b)               672,714
Dialysis Corp of America                       25,000(b,d)             510,250
Five Star Quality Care                         50,000(b)               422,000
Genesis HealthCare                             25,300(b)             1,085,117
Healthcare Services Group                      40,000                  970,000
Horizon Health                                 15,000(b)               637,500
Kindred Healthcare                             18,680(b)               655,668
Lifecore Biomedical                            29,300(b)               520,661
Magellan Health Services                       25,000(b)               851,250
Option Care                                    63,800                1,313,642
Pediatrix Medical Group                        23,900(b)             1,639,301
Psychiatric Solutions                          42,160(b)             1,939,361
SFBC Intl                                      11,400(b)               401,736
Sierra Health Services                         13,030(b)               831,835
Sunrise Senior Living                           7,620(b)               370,332
SurModics                                       4,000(b)               127,640
United Surgical Partners Intl                  20,500(b)               938,285
VCA Antech                                     68,600(b)             1,387,778
Total                                                               19,476,912

Home building (0.4%)
NVR                                             1,100(b)               863,500

Household products (1.0%)
Central Garden & Pet                           20,400(b)               894,744
Chattem                                        10,000(b)               444,700
Inter Parfums                                  19,400                  279,360
Parlux Fragrances                              30,000(b)               649,500
Total                                                                2,268,304

Industrial services (0.3%)
Watsco                                         10,980                  462,258
WESCO Intl                                      8,820(b)               246,960
Total                                                                  709,218

Industrial transportation (2.9%)
EGL                                            31,100(b)               709,080
Frozen Food Express Inds                       38,200(b)               440,064
Hub Group Cl A                                 10,000(b)               626,700
Landstar System                                68,090(b)             2,229,947
Old Dominion Freight Line                      15,200(b)               473,480
Overseas Shipholding Group                     10,400                  654,264
Pacer Intl                                     19,140(b)               457,255

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Industrial transportation (cont.)
UTI Worldwide                                  10,700(c)              $743,115
Wabash Natl                                    16,590                  404,796
Total                                                                6,738,701

Insurance (1.2%)
AMERIGROUP                                     30,590(b)             1,118,370
KMG America                                    73,660(b)               718,185
Platinum Underwriters Holdings                 15,080(c)               447,876
Safety Insurance Group                         19,000                  588,240
Total                                                                2,872,671

Investment companies (0.2%)
iShares Russell 2000
  Small Cap Index Fund                          3,400                  414,460

Leisure time & entertainment (1.2%)
IMAX                                           56,400(b,c)             521,136
Lions Gate Entertainment                       35,550(b,c)             392,828
Orient-Express Hotels Cl A                     24,550(c)               640,754
Shuffle Master                                 18,555(b)               537,353
Steiner Leisure                                13,500(b,c)             441,315
The9 ADR                                        1,700(b,c)              29,189
WMS Inds                                       12,330(b)               347,213
Total                                                                2,909,788

Lodging & gaming (1.9%)
Boyd Gaming                                    14,400                  750,960
Gaylord Entertainment                          15,960(b)               644,784
Penn Natl Gaming                               33,540(b)               985,405
Scientific Games Cl A                          94,880(b)             2,168,008
Total                                                                4,549,157

Machinery (1.7%)
Bucyrus Intl Cl A                               6,610                  258,187
Dynamic Materials                              15,000(b)               528,300
Flanders                                       34,200(b)               385,776
JLG Inds                                       31,520                  679,256
Joy Global                                     20,285                  711,192
Middleby                                       19,400                  958,360
Sun Hydraulics                                 14,000                  420,840
Total                                                                3,941,911

Media (1.3%)
aQuantive                                      50,390(b)               557,817
Competitive Technologies                       26,100(b)               364,878
Cumulus Media Cl A                             48,450(b)               690,413
iVillage                                       75,360(b)               458,942
Salem Communications Cl A                       9,500(b)               195,700
Ventiv Health                                  30,000(b)               690,000
Total                                                                2,957,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals (1.4%)
Allegheny Technologies                         24,070                 $580,328
AM Castle & Co                                 11,500(b)               144,900
Century Aluminum                               11,550(b)               349,503
Commercial Metals                              37,100                1,257,319
Steel Dynamics                                 18,600                  640,770
Universal Stainless &
  Alloy Products                               20,000(b)               280,800
Total                                                                3,253,620

Miscellaneous (0.2%)
Collectors Universe                            24,850(b)               476,126
Color Kinetics                                 10,800(b)               108,864
Total                                                                  584,990

Multi-industry (2.0%)
Actuant Cl A                                   11,390(b)               511,639
Andersons                                      20,600                  638,600
Coinstar                                       32,990(b)               699,388
Korn/Ferry Intl                                42,640(b)               811,439
Labor Ready                                   107,320(b)             2,001,518
Total                                                                4,662,584

Paper & packaging (0.3%)
Crown Holdings                                 26,620(b)               414,207
Rotonics Manufacturing                         46,900                  253,260
Total                                                                  667,467

Real estate (0.3%)
Thomas Properties Group                        64,700                  800,986

Real estate investment trust (2.2%)
Aames Investment                               82,600                  677,320
American Financial Realty Trust                 9,100                  133,133
BioMed Realty Trust                            19,600                  403,760
ECC Capital                                   120,000(b)               720,000
Mills                                          16,000                  846,400
Saxon Capital                                  35,250                  606,300
Sunstone Hotel Investors                       22,000                  471,900
Ventas                                         53,550                1,336,608
Total                                                                5,195,421

Restaurants (2.3%)
Buffalo Wild Wings                              6,700(b)               253,461
CKE Restaurants                                60,900(b)               965,265
Panera Bread Cl A                               7,200(b)               407,016
PF Chang's China Bistro                        25,800(b)             1,542,840
Red Robin Gourmet Burgers                       9,850(b)               501,464
Ruby Tuesday                                   32,000                  777,280
SONIC                                          27,970(b)               934,198
Total                                                                5,381,524

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Retail -- general (5.5%)
Aeropostale                                    48,020(b)            $1,572,654
Children's Place                                6,370(b)               304,168
Coldwater Creek                                23,468(b)               433,679
CSK Auto                                       17,130(b)               302,345
Dick's Sporting Goods                          14,720(b)               540,666
eCOST.com                                      56,700(b,d)             386,127
Electronics Boutique Holdings                  21,300(b)               915,261
Finish Line Cl A                               28,300                  655,145
FTD Group                                      54,980(b)               666,358
Guitar Center                                  18,500(b)             1,014,354
Hibbett Sporting Goods                         16,100(b)               483,644
MarineMax                                      13,110(b)               408,770
Overstock.com                                   9,950(b)               427,751
Pacific Sunwear of California                  26,020(b)               728,040
PC Mall                                        70,300(b,d)             873,126
PETCO Animal Supplies                          29,100(b)             1,071,170
Phillips-Van Heusen                            34,900                  929,736
Source Interlink Companies                     60,030(b)               675,338
Stein Mart                                     31,740(b)               714,150
Total                                                               13,102,482

Telecom equipment & services (3.0%)
C-COR                                          21,600(b)               131,328
Catapult Communications                        33,900(b)               723,765
Digi Intl                                      54,090(b)               742,115
Equinix                                        15,800(b)               668,972
Harmonic                                       69,000(b)               659,640
JAMDAT Mobile                                  40,900(b)               705,116
Leap Wireless Intl                             28,400(b)               739,820
NICE Systems ADR                               13,950(b,c)             449,469
NMS Communications                            186,620(b)               800,600
Symmetricom                                    65,860(b)               730,387
TIM Participacoes ADR                          30,000(c)               450,300
UbiquiTel                                      55,610(b)               372,587
Total                                                                7,174,099

Textiles & apparel (2.4%)
Chico's FAS                                    42,100(b)             1,189,746
Deckers Outdoor                                20,000(b,d)             714,800
Dixie Group                                    43,000(b)               680,260
Forward Inds                                   39,000(b)               506,610
Genesco                                        17,050(b)               484,561
Jos A Bank Clothiers                           24,962(b,d)             731,387
Quiksilver                                     17,900(b)               519,637
True Religion Apparel                          60,000(b)               741,000
Total                                                                5,568,001

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- natural gas (1.6%)
Plains Exploration & Production                14,430(b)              $503,607
Quicksilver Resources                          44,600(b)             2,173,358
Southern Union                                 30,001(b)               753,313
Southwestern Energy                             5,420(b)               307,639
Total                                                                3,737,917

Total common stocks
(Cost: $210,549,019)                                              $232,769,273

Short-term securities (4.3%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity
Barton Capital
  04-01-05                2.85%            $2,300,000               $2,299,818
Citigroup
  04-01-05                2.85              3,400,000                3,399,731
CRC Funding LLC
   04-01-05               2.85              4,400,000                4,399,651

Total commercial paper
(Cost: $10,100,000)                                                $10,099,200

Total investments in securities
(Cost: $220,649,019)(f)                                           $242,868,473

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)     Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 4.5% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.2% of net assets. See Note 5 to the financial statements. 2.1% of net assets is the Fund's cash equivalent position.

(f) At March 31, 2005, the cost of securities for federal income tax purposes was $220,019,150 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                  $ 32,518,788
        Unrealized depreciation                                   (11,669,465)
                                                                  -----------
        Net unrealized appreciation                              $ 20,849,323
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

March 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $220,649,019)                                                                            $242,868,473
Cash in bank on demand deposit                                                                                      310,681
Capital shares receivable                                                                                            45,470
Dividends and accrued interest receivable                                                                            58,248
Receivable for investment securities sold                                                                         3,153,334
                                                                                                                  ---------
Total assets                                                                                                    246,436,206
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              194,202
Payable for investment securities purchased                                                                       4,523,498
Payable upon return of securities loaned (Note 5)                                                                 5,240,100
Accrued investment management services fee                                                                            5,947
Accrued distribution fee                                                                                              3,160
Accrued transfer agency fee                                                                                           1,759
Accrued administrative services fee                                                                                     517
Other accrued expenses                                                                                              125,905
                                                                                                                    -------
Total liabilities                                                                                                10,095,088
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $236,341,118
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    569,317
Additional paid-in capital                                                                                      233,400,016
Undistributed net investment income                                                                                  30,636
Accumulated net realized gain (loss) (Note 7)                                                                   (19,878,305)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          22,219,454
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $236,341,118
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $153,495,002
                                                            Class B                                            $ 70,741,549
                                                            Class C                                            $  6,481,577
                                                            Class I                                            $  5,507,843
                                                            Class Y                                            $    115,147
Net asset value per share of outstanding capital stock:     Class A shares                 36,595,831          $       4.19
                                                            Class B shares                 17,412,915          $       4.06
                                                            Class C shares                  1,595,042          $       4.06
                                                            Class I shares                  1,300,608          $       4.23
                                                            Class Y shares                     27,301          $       4.22
                                                                                               ------          ------------
* Including securities on loan, at value (Note 5)                                                              $  4,990,937
                                                                                                               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Year ended March 31, 2005 Investment income Income:
Dividends                                                                                                      $    771,493
Interest                                                                                                             63,240
Fee income from securities lending (Note 5)                                                                          98,008
     Less foreign taxes withheld                                                                                       (599)
                                                                                                                       ----
Total income                                                                                                        932,142
                                                                                                                    -------
Expenses (Note 2):
Investment management services fee                                                                                2,276,290
Distribution fee
     Class A                                                                                                        448,569
     Class B                                                                                                        839,539
     Class C                                                                                                         76,227
Transfer agency fee                                                                                                 780,145
Incremental transfer agency fee
     Class A                                                                                                         56,391
     Class B                                                                                                         44,399
     Class C                                                                                                          3,884
Service fee -- Class Y                                                                                                  141
Administrative services fees and expenses                                                                           224,042
Compensation of board members                                                                                         8,804
Custodian fees                                                                                                      211,597
Printing and postage                                                                                                128,957
Registration fees                                                                                                    38,019
Audit fees                                                                                                           20,000
Other                                                                                                                17,227
                                                                                                                     ------
Total expenses                                                                                                    5,174,231
     Earnings credits on cash balances (Note 2)                                                                      (3,596)
                                                                                                                     ------
Total net expenses                                                                                                5,170,635
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  (4,238,493)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                                                11,065,440
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         (22,185,064)
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           (11,119,624)
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $(15,358,117)
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund

Year ended March 31,                                                                      2005                      2004
Operations
Investment income (loss) -- net                                                      $ (4,238,493)             $ (3,906,212)
Net realized gain (loss) on security transactions                                      11,065,440                59,943,361
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies               (22,185,064)               49,922,876
                                                                                      -----------                ----------
Net increase (decrease) in net assets resulting from operations                       (15,358,117)              105,960,025
                                                                                      -----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           29,433,635                67,923,609
     Class B shares                                                                     8,905,760                27,648,742
     Class C shares                                                                       884,196                 2,292,271
     Class I shares                                                                     8,398,406                   846,154
     Class Y shares                                                                        89,969                    95,178
Payments for redemptions
     Class A shares                                                                   (75,008,111)              (48,163,772)
     Class B shares (Note 2)                                                          (34,103,332)              (17,214,233)
     Class C shares (Note 2)                                                           (2,750,952)               (1,862,449)
     Class I shares                                                                    (3,478,706)                      (34)
     Class Y shares                                                                      (108,436)                  (24,333)
                                                                                         --------                   -------
Increase (decrease) in net assets from capital share transactions                     (67,737,571)               31,541,133
                                                                                      -----------                ----------
Total increase (decrease) in net assets                                               (83,095,688)              137,501,158
Net assets at beginning of year                                                       319,436,806               181,935,648
                                                                                      -----------               -----------
Net assets at end of year                                                            $236,341,118              $319,436,806
                                                                                     ============              ============
Undistributed net investment income                                                   $    30,636              $     37,542
                                                                                      -----------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 2.33% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,231,587 and accumulated net realized loss has been decreased by $73,194 resulting in a net reclassification adjustment to decrease paid-in capital by $4,304,781.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2005              2004
Class A
Distributions paid from:
     Ordinary income                              $--               $--
     Long-term capital gain                        --                --
Class B
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --
Class C
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --
Class I*
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --
Class Y
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --
* Inception date was March 4, 2004.

At March 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $         --
Accumulated long-term gain (loss)                         $(18,477,538)
Unrealized appreciation (depreciation)                    $ 20,849,323

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $249,698 for the year ended March 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with RS Investment Management, L.P., Bjurman, Barry and Associates, Turner Investment Partners, Inc. and UBS Global Asset Management (Americas) Inc. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interest of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $511,214 for Class A, $123,686 for Class B and $1,321 for Class C for the year ended March 31, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until March 31, 2006. Under this agreement, net expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2005, the Fund's custodian and transfer agency fees were reduced by $3,596 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $414,476,241 and $483,437,808, respectively, for the year ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended March 31, 2005
                                              Class A        Class B      Class C      Class I      Class Y
Sold                                        7,176,299      2,203,707      218,632      1,995,529     21,458
Issued for reinvested distributions                --             --           --             --         --
Redeemed                                  (18,023,652)    (8,518,042)    (681,797)      (891,988)   (25,020)
                                          -----------     ----------     --------       --------    -------
Net increase (decrease)                   (10,847,353)    (6,314,335)    (463,165)     1,103,541     (3,562)
                                          -----------     ----------     --------      ---------     ------

                                                                  Year ended March 31, 2004
                                              Class A        Class B      Class C       Class I*    Class Y
Sold                                       17,371,415      7,232,066      606,630        197,075     21,725
Issued for reinvested distributions                --             --           --             --         --
Redeemed                                  (12,137,193)    (4,585,356)    (490,438)            (8)    (5,899)
                                          -----------     ----------     --------             --     ------
Net increase (decrease)                     5,234,222      2,646,710      116,192        197,067     15,826
                                            ---------      ---------      -------        -------     ------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $4,990,937 were on loan to brokers. For collateral, the Fund received $5,240,100 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $98,008 for the year ended March 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended March 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $18,477,538 at March 31, 2005, that if not offset by capital gains will expire in 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002        2001(b)
Net asset value, beginning of period                                     $4.38       $2.80      $ 4.43      $4.13       $5.09
                                                                         -----       -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                              (.06)       (.04)       (.04)      (.03)         --
Net gains (losses) (both realized and unrealized)                         (.13)       1.62       (1.59)       .33        (.96)
                                                                         -----       -----      ------      -----       -----
Total from investment operations                                          (.19)       1.58       (1.63)       .30        (.96)
                                                                         -----       -----      ------      -----       -----
Net asset value, end of period                                           $4.19       $4.38      $ 2.80      $4.43       $4.13
                                                                         -----       -----      ------      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $153        $208        $118       $152         $30
Ratio of expenses to average daily net assets(c)                         1.63%       1.64%       1.55%(d)   1.53%(d)    1.50%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (1.29%)     (1.18%)     (1.23%)    (1.02%)      (.03%)(e)
Portfolio turnover rate (excluding short-term securities)                 153%        224%        175%       153%         35%
Total return(f)                                                         (4.34%)     56.43%     (36.79%)     7.29%     (18.86%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002        2001(b)
Net asset value, beginning of period                                     $4.28       $2.76      $ 4.39      $4.12       $5.09
                                                                         -----       -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                              (.10)       (.07)       (.06)      (.04)       (.01)
Net gains (losses) (both realized and unrealized)                         (.12)       1.59       (1.57)       .31        (.96)
                                                                         -----       -----      ------      -----       -----
Total from investment operations                                          (.22)       1.52       (1.63)       .27        (.97)
                                                                         -----       -----      ------      -----       -----
Net asset value, end of period                                           $4.06       $4.28      $ 2.76      $4.39       $4.12
                                                                         -----       -----      ------      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $71        $102         $58        $71          $8
Ratio of expenses to average daily net assets(c)                         2.40%       2.40%       2.31%(d)   2.31%(d)    2.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (2.06%)     (1.94%)     (1.99%)    (1.81%)      (.78%)(e)
Portfolio turnover rate (excluding short-term securities)                 153%        224%        175%       153%         35%
Total return(f)                                                         (5.14%)     55.07%     (37.13%)     6.55%     (19.06%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002        2001(b)
Net asset value, beginning of period                                     $4.28       $2.76      $ 4.39      $4.12       $5.09
                                                                         -----       -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                              (.10)       (.07)       (.06)      (.04)       (.01)
Net gains (losses) (both realized and unrealized)                         (.12)       1.59       (1.57)       .31        (.96)
                                                                         -----       -----      ------      -----       -----
Total from investment operations                                          (.22)       1.52       (1.63)       .27        (.97)
                                                                         -----       -----      ------      -----       -----
Net asset value, end of period                                           $4.06       $4.28      $ 2.76      $4.39       $4.12
                                                                         -----       -----      ------      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $6          $9          $5         $5          $1
Ratio of expenses to average daily net assets(c)                         2.40%       2.40%       2.31%(d)   2.31%(d)    2.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (2.06%)     (1.94%)     (1.99%)    (1.81%)      (.77%)(e)
Portfolio turnover rate (excluding short-term securities)                 153%        224%        175%       153%         35%
Total return(f)                                                         (5.14%)     55.07%     (37.13%)     6.55%     (19.06%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004(b)
Net asset value, beginning of period                                     $4.40       $4.52
                                                                         -----       -----
Income from investment operations:
Net investment income (loss)                                              (.05)       (.03)
Net gains (losses) (both realized and unrealized)                         (.12)       (.09)
                                                                         -----       -----
Total from investment operations                                          (.17)       (.12)
                                                                         -----       -----
Net asset value, end of period                                           $4.23       $4.40
                                                                         -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $6          $1
Ratio of expenses to average daily net assets(c)                         1.07%       1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.72%)      (.49%)(e)
Portfolio turnover rate (excluding short-term securities)                 153%        224%
Total return(f)                                                         (3.86%)     (2.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.56% for the period ended March 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002        2001(b)
Net asset value, beginning of period                                     $4.40       $2.81      $ 4.43      $4.13       $5.09
                                                                         -----       -----      ------      -----       -----
Income from investment operations:
Net investment income (loss)                                              (.05)       (.04)       (.03)      (.02)         --
Net gains (losses) (both realized and unrealized)                         (.13)       1.63       (1.59)       .32        (.96)
                                                                         -----       -----      ------      -----       -----
Total from investment operations                                          (.18)       1.59       (1.62)       .30        (.96)
                                                                         -----       -----      ------      -----       -----
Net asset value, end of period                                           $4.22       $4.40      $ 2.81      $4.43       $4.13
                                                                         -----       -----      ------      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--         $--        $--         $--
Ratio of expenses to average daily net assets(c)                         1.44%       1.45%       1.37%(d)   1.35%(d)    1.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (1.11%)      (.97%)     (1.06%)     (.98%)       .11%(e)
Portfolio turnover rate (excluding short-term securities)                 153%        224%        175%       153%         35%
Total return(f)                                                         (4.09%)     56.58%     (36.57%)     7.32%     (18.86%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Report of Independent
         Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2005, and the financial highlights for each of the years in the four-year period ended March 31, 2005 and for the period from January 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Growth Fund as of March 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2005

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

                                                 Beginning          Ending          Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,052.80          $8.34             1.63%
     Hypothetical (5% return before expenses)     $1,000           $1,016.80          $8.20             1.63%
Class B
     Actual(b)                                    $1,000           $1,049.10         $12.26             2.40%
     Hypothetical (5% return before expenses)     $1,000           $1,012.96         $12.04             2.40%
Class C
     Actual(b)                                    $1,000           $1,049.10         $12.21             2.39%
     Hypothetical (5% return before expenses)     $1,000           $1,013.01         $11.99             2.39%
Class I
     Actual(b)                                    $1,000           $1,054.90          $5.58             1.09%
     Hypothetical (5% return before expenses)     $1,000           $1,019.50          $5.49             1.09%
Class Y
     Actual(b)                                    $1,000           $1,055.00          $7.38             1.44%
     Hypothetical (5% return before expenses)     $1,000           $1,017.75          $7.24             1.44%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +5.28% for Class A, +4.91% for Class B, +4.91% for Class C, +5.49% for Class I and +5.50% for Class Y.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held      Principal occupation during     Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ ------------------------------- ---------------------------
Arne H. Carlson                  Board member       Chair, Board Services
901 S. Marquette Ave.            since 1999         Corporation (provides
Minneapolis, MN 55402                               administrative services to
Age 70                                              boards). Former Governor
                                                    of Minnesota
-------------------------------- ------------------ ------------------------------- ---------------------------
Philip J. Carroll, Jr.           Board member       Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002         Fluor Corporation               Vulcan Materials Company,
Minneapolis, MN 55402                               (engineering and                Inc. (construction
Age 67                                              construction) since 1998        materials/chemicals)
-------------------------------- ------------------ ------------------------------- ---------------------------
Livio D. DeSimone                Board member       Retired Chair of the Board and  Cargill, Incorporated
30 Seventh Street East           since 2001         Chief Executive Officer,        (commodity merchants and
Suite 3050                                          Minnesota Mining and            processors), General
St. Paul, MN 55101-4901                             Manufacturing (3M)              Mills, Inc. (consumer
Age 70                                                                              foods), Vulcan Materials
                                                                                    Company (construction
                                                                                    materials/ chemicals),
                                                                                    Milliken & Company
                                                                                    (textiles and chemicals),
                                                                                    and Nexia
                                                                                    Biotechnologies, Inc.
-------------------------------- ------------------ ------------------------------- ---------------------------
Patricia M. Flynn                Board member       Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004         Economics and Management,       (holding company) and its
Minneapolis, MN 55402                               Bentley College since 2002;     subsidiary Boston Federal
Age 54                                              former Dean, McCallum           Savings Bank
                                                    Graduate School of Business,
                                                    Bentley College from 1999 to
                                                    2002
-------------------------------- ------------------ ------------------------------- ---------------------------
Anne P. Jones                    Board member       Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 70
-------------------------------- ------------------ ------------------------------- ---------------------------
Stephen R. Lewis, Jr.            Board member       Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002         Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                               Carleton College                systems)
Age 66
-------------------------------- ------------------ ------------------------------- ---------------------------

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Catherine James Paglia           Board member       Director, Enterprise Asset       Strategic Distribution,
901 S. Marquette Ave.            since 2004         Management, Inc. (private real   Inc. (transportation,
Minneapolis, MN 55402                               estate and asset management      distribution and
Age 52                                              company) since 1999              logistics consultants)
-------------------------------- ------------------ -------------------------------- --------------------------
Alan K. Simpson                  Board member       Former three-term United
1201 Sunshine Ave.               since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- ------------------ -------------------------------- --------------------------
Alison Taunton-Rigby             Board member       Founder and Chief Executive      Hybridon, Inc.
901 S. Marquette Ave.            since 2002         Officer, RiboNovix, Inc. since   (biotechnology)
Minneapolis, MN 55402                               2004; President, Forester
Age 61                                              Biotech since 2000; prior to
                                                    that, President and CEO,
                                                    Aquila Biopharmaceuticals, Inc.
-------------------------------- ------------------ -------------------------------- --------------------------

Board Member Affiliated with AEFC*

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
William F. Truscott              Board member       Senior Vice President - Chief
53600 AXP Financial Center       since 2001,        Investment Officer of AEFC
Minneapolis, MN 55474            Vice President     since 2001. Former Chief
Age 44                           since 2002         Investment Officer and
                                                    Managing Director, Zurich
                                                    Scudder Investments

-------------------------------- ------------------ -------------------------------- --------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Other Officers

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer          Vice President - Investment
105 AXP Financial Center         since 2002         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                               Vice President - Finance,
Age 49                                              American Express Company,
                                                    2000-2002;
                                                    Vice President - Corporate
                                                    Controller, AEFC, 1996-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Paula R. Meyer                   President          Senior Vice President and
596 AXP Financial Center         since 2002         General Manager - Mutual
Minneapolis, MN 55474                               Funds, AEFC, since 2002; Vice
Age 51                                              President and Managing
                                                    Director - American Express
                                                    Funds, AEFC, 2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Leslie L. Ogg                    Vice President,    President of Board Services
901 S. Marquette Ave.            General Counsel,   Corporation
Minneapolis, MN 55402            and Secretary
Age 66                           since 1978
-------------------------------- ------------------ -------------------------------- --------------------------
Beth E. Weimer                   Chief Compliance   Vice President and Chief
172 AXP Financial Center         Officer since      Compliance Officer, AEFC,
Minneapolis, MN 55474            2004               since 2001;
Age 52                                              Vice President and Chief
                                                    Compliance Officer, AEFA,
                                                    2001-2005; Partner, Arthur
                                                    Andersen Regulatory Risk
                                                    Services, 1998-2001
-------------------------------- ------------------ -------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Small Cap
     Advantage
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements                                                 21

Notes to Financial Statements                                        24

Report of Independent Registered
   Public Accounting Firm                                            35

Federal Income Tax Information                                       36

Fund Expenses Example                                                38

Board Members and Officers                                           40

Proxy Voting                                                         42

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Kenwood Asset Management
Kent Kelley, CFA                          5/99               26
Jacob Hurwitz, CFA                        5/99               26

American Express Financial Corp.

Dimitris Bertsimas                        7/04               12
Jonathan Calvert, CFA                     7/04               10

FUND OBJECTIVE

For investors seeking long term capital growth.

Inception dates by class
A: 5/4/99     B: 5/4/99    C: 6/26/00   I: 3/4/04    Y: 5/4/99

Ticker symbols by class
A: ASAAX      B: ASABX     C: ADVCX     I: -         Y: -

Total net assets                                         $874.6 million

Number of holdings                                                  558

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
                      LARGE
                      MEDIUM  SIZE
          X           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 19.4%
Financials 17.0%
Consumer discretionary 15.4%
Health care 12.2%
Industrials 10.5%
Materials 8.1%
Energy 5.7%
Utilities 4.1%
Short-term securities* 3.5%
Consumer staples 3.4%
Telecommunication services 0.6%
Telecommunications 0.1%

* Of the 3.5%, 3.2% is due to security lending activity and 0.3% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Tesoro (Energy)                                                  0.8%
Energen (Utilities -- natural gas)                               0.7
Haemonetics (Health care products)                               0.7
R-G Financial Cl B (Banks and savings & loans)                   0.6
Immucor (Chemicals)                                              0.6
Delphi Financial Group Cl A (Financial services)                 0.6
Corn Products Intl (Food)                                        0.6
HealthExtras (Health care services)                              0.5
Southwestern Energy (Utilities -- natural gas)                   0.5
Sierra Health Services (Health care services)                    0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2005

                     +6.90%           +5.41%           +8.07%

+6.90% = AXP Small Cap Advantage Fund Class A (excluding sales charge) +5.41% = Russell 2000(R) Index (unmanaged)
+8.07% = Lipper Small-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                               Class A               Class B                  Class C            Class I     Class Y
(Inception dates)             (5/4/99)              (5/4/99)                 (6/26/00)          (3/4/04)    (5/4/99)
                                                            After                    After
                         NAV(1)     POP(2)     NAV(1)      CDSC(3)      NAV(1)      CDSC(4)      NAV(5)      NAV(6)
at March 31, 2005
1 year                   +6.90%     +0.75%     +6.25%      +2.25%       +6.25%      +6.25%       +7.58%      +7.14%
3 years                 +10.05%     +7.90%     +9.21%      +8.37%       +9.21%      +9.21%         N/A      +10.20%
5 years                  +4.73%     +3.50%     +3.94%      +3.77%         N/A         N/A          N/A       +4.90%
10 years                   N/A        N/A        N/A         N/A          N/A         N/A          N/A         N/A
Since inception          +7.55%     +6.48%     +6.75%      +6.75%       +4.55%      +4.55%       +5.60%      +7.73%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Small Cap Advantage Fund rose 6.90% (Class A shares excluding sales charge) for the fiscal year ended March 31, 2005. The Fund outperformed its benchmark, the Russell 2000(R) Index (Russell Index), which rose 5.41% for the period. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, advanced 8.07% during the same time frame.

A heightened sense of investor anxiety characterized the fiscal year period. Oil prices reached $57 a barrel, a record high. The Federal Reserve Board (the Fed) began to raise its short-term interest rate target. Economic growth slowed. After several years of strength relative to the overall equity market, small-cap stocks generally underperformed for the 12 month period ended March 31, 2005.

The Fund is primarily managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management in Minneapolis. Dimitris Bertsimas and Jonathan Calvert of American Express Financial Corp.'s Cambridge, Mass. quantitative investing office manage less than 10% of the Fund assets. Each team employs a separate and distinct investment process. Both teams outperformed the Russell Index and underperformed the peer group for the fiscal period.

Q:  What factors most significantly affected the Fund's performance?

    Hurwitz and Kelley: Consistent with our "bottom-up" approach, stock selection was the most important factor affecting the performance of the portion of the Fund that we manage. The portfolio's best relative performance occurred in the health care sector, where our quantitative framework was consistently effective throughout the year. Stock selection in several groups in this sector accounted for significant gains in the Fund's relative performance, including health maintenance organizations, hospitals and medical devices. In particular, managed health care providers Sierra Health Services, Amerigroup, Molina Healthcare and Centene were all strong performers.

    Stock selection in the finance sector also contributed positively to the Fund's return for the fiscal year. For example, the Fund's holdings in consumer finance and regional banks outperformed during the period. Although it was a difficult period for technology investors, stock selection in the technology sector was also favorable, with our portfolio of technology stocks generally weathering the sell-off in the market better than the sector as a whole.

--------------------------------------------------------------------------------
5   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Consistent with our "bottom-up" approach, stock selection was the most important factor affecting the performance of the portion of the Fund that we manage. (end callout quote)

       -- Jake Hurwitz and Kent Kelley

    Several groups within the consumer cyclicals sector performed well during the fiscal year, including apparel and specialty retailers. In the consumer staples sector, convenience retailers Pantry and 7-Eleven also contributed positively to the Fund's relative performance.

    Stock selection in the capital goods sector had a negative impact on the portfolio's relative performance. This was driven mainly by poor performance of the Fund's holdings in manufacturing, engineering and construction, and aerospace.

    During the Fund's fiscal year, small-cap "value" stocks -- stocks that trade at a lower price relative to fundamentals such as earnings or sales -- performed much better than small-cap "growth" stocks -- shares whose earnings are expected to grow at an above average rate.

    Sector returns also varied widely while market leadership narrowed. Energy was by far the best performing sector of the Russell Index, advancing by 61.73% during the last year. On the other hand, biotechnology and technology were the worst performers, declining 28.40% and 15.59% respectively. Small-cap stocks with market caps greater than $1 billion significantly outperformed stocks with market caps of less than $500 million.

    Bertsimas and Calvert: Our larger exposure to the energy and material sectors contributed positively to performance as did our lower exposure to sectors that have performed poorly like health care and technology. Of the three models we use, the momentum, value and quality adjusted value, energy and materials have been attractive across multiple models. Health care and technology, which are large components of the Russell Index, have been generally unattractive across all three models.

--------------------------------------------------------------------------------
6   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our larger exposure to the energy and material sectors contributed positively to performance as did our lower exposure to sectors that have performed poorly like health care and technology. (end callout quote)

       -- Dimitris Bertsimas and Jonathan Calvert

    Energy and materials have been particularly in favor by our momentum model, which tends to pick stocks whose market prices indicate improving investor sentiment. This allowed us to get into those sectors last year, which really helped the performance of our portion of the Fund in an environment of steadily rising oil prices and other commodity prices as well.

    The reason that we have been negative on health care and technology has primarily been valuation. The earnings aren't attractive to us. However, we still hold positions in these sectors, and some of the holdings benefited returns this past fiscal year. For example, one of our large technology positions called Web Sense, an Internet software technology firm, performed well for the Fund.

Q:  How would you describe the Fund's investment approach?

    Hurwitz and Kelley: Our goal is to find attractive small-cap growth and value holdings by using quantitative and qualitative analysis. We use a computer screening process to identify the best investment opportunities in all sectors of the small-cap market. Our approach favors companies with superior cash flow generation and attractive relative valuations. We invest in all sectors of the small-cap market with roughly the same weightings as the Russell Index and avoid "top down" bets. We believe that using a balanced strategy -- one that is focused on valuation, earnings and price-related variables -- will produce consistent and attractive risk-adjusted returns for the Fund's investors over the long term.

--------------------------------------------------------------------------------
7   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Questions & Answers

    Bertsimas and Calvert: We manage the Fund using a quantitative approach designed to achieve maximum diversification across growth and value styles by using three stock selection techniques:

    o A momentum model. This investment model is based on the pattern of stock returns observed over history and singles out groups of companies that appear to have improving prospects.

    o A value model. This investment model buys stocks that are undervalued based on proprietary estimates of future corporate earnings.

    o A quality based model. This investment model selects undervalued stocks based on valuation measures adjusted for quality. High quality stocks have higher earnings, lower volatility of earnings and lower debt than low quality stocks.

Q: What is your outlook and how do you intend to manage the Fund in the coming months?

    Hurwitz and Kelley: Despite the recent underperformance of small-cap stocks, we remain generally constructive in our outlook for small-cap stocks for the remainder of 2005. Although the current economic expansion is mature, real interest rates remain low, which benefits equities in general and small-caps in particular. Small-cap earnings and revenue growth remain solid. Moreover, despite a multiyear stretch of outperformance, small-caps do not exhibit the extreme levels of overvaluation relative to large-caps that have signaled a major rotation out of small-caps in the past. However, a number of risks remain, including oil prices, inflationary pressures and weaker-than-expected first quarter earnings reports.

    Our small-cap strategy remains focused on individual stock selection based on our quantitative appraisal discipline. Consistent with our strategy, we maintain a risk-neutral position relative to the Russell Index in terms of characteristics such as sector membership, market capitalization and share price.

--------------------------------------------------------------------------------
8   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Questions & Answers

    Bertsimas and Calvert: In the current environment where small-cap stocks have had a downturn, we think that our quality adjusted value approach serves us well. It has performed well as small-cap stocks have underperformed because it allows us to focus on what we believe are higher quality stocks. By that, we mean securities that have lower debt and higher return on equity and more stable return on equity than other Russell Index stocks.

    We believe that our use of multiple investment disciplines using the three models serves us well in all investment environments. Whether it's the surge in small-cap stocks in late 2004 or their recent downturn, the combination of models helps us deliver value.

CHANGES TO TOP TEN HOLDINGS

March 31, 2005 compared to March 31, 2004

Company                                                    Change in positioning
Tesoro (Energy)                                                New to Top Ten
Energen (Utilities -- natural gas)                             New to Top Ten
Haemonetics (Health care products)                             New to Top Ten
R-G Financial Cl B
(Banks and savings & loans)                                         Increased
Immucor (Chemicals)                                            New to Top Ten
Delphi Financial Group Cl A
(Financial services)                                           New to Top Ten
Corn Products Intl (Food)                                      New to Top Ten
HealthExtras (Health care services)                            New to Top Ten
Southwestern Energy
(Utilities -- natural gas)                                     New to Top Ten
Sierra Health Services
(Health care services)                                         New to Top Ten

No longer among Top Ten Holdings but still in the portfolio at March 31, 2005 were New Century Financial, Sterling Financial, East-West Bancorp, Stage Stores and FirstFed Financial. NII Holdings Cl B, NBTY, Commercial Capital Bancorp and Briggs & Stratton were eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

--------------------------------------------------------------------------------
9   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Small Cap Advantage Fund Class A shares (from 5/1/99 to 3/31/05) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                  Class A
                                       Short-term         Long-term
Fiscal year ended        Income       capital gains     capital gains    Total
March 31, 2005              $--           $  --             $0.17        $0.17
March 31, 2004               --              --                --           --
March 31, 2003               --              --                --           --
March 31, 2002               --              --                --           --
March 31, 2001               --            0.29                --         0.29

--------------------------------------------------------------------------------
10   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

(line chart)

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP SMALL CAP ADVANTAGE FUND

AXP Small Cap Advantage Fund Class A
  (includes sales charge)                 $ 9,425   $11,502   $ 9,594    $10,876   $ 8,212   $13,560     $14,496

Russell 2000(R) Index(1)                  $10,000   $12,600   $10,668    $12,159   $ 8,881   $14,550     $15,337

Lipper Small-Cap Core Funds Index(2)      $10,000   $13,564   $12,148    $14,587   $10,789   $17,008     $18,381
                                             '99      '00       '01        '02       '03       '04         '05

COMPARATIVE RESULTS

Results at March 31, 2005                                                                         Since
                                                           1 years     3 years     5 years    inception(3)
AXP Small Cap Advantage Fund (includes sales charge)
Class A     Cumulative value of $10,000                    $10,075     $12,562     $11,877      $14,496
            Average annual total return                     +0.75%      +7.90%      +3.50%       +6.48%
Russell 2000(R) Index(1)
            Cumulative value of $10,000                    $10,541     $12,615     $12,172      $15,337
            Average annual total return                     +5.41%      +8.05%      +4.01%       +7.50%
Lipper Small-Cap Core Funds Index(2)
            Cumulative value of $10,000                    $10,807     $12,601     $13,547      $18,381
            Average annual total return                     +8.07%      +8.01%      +6.26%      +10.83%

Results for other share classes can be found on page 4.

(1) The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the Russell 3000 total market capitalization.

(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

--------------------------------------------------------------------------------
11   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund

March 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (99.0%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.3%)
DRS Technologies                               52,900(b)            $2,248,250
Hexcel                                          8,158(b)               126,531
Moog Cl A                                      86,929(b)             3,929,191
Teledyne Technologies                         142,520(b)             4,460,875
Triumph Group                                   2,754(b)               107,241
United Industrial                               2,242                   66,408
Total                                                               10,938,496

Airlines (0.3%)
Alaska Air Group                                3,050(b)                89,792
ExpressJet Holdings                           219,477(b)             2,504,232
SkyWest Airlines                               12,308                  228,806
Total                                                                2,822,830

Automotive & related (0.8%)
Aftermarket Technology                          5,845(b)                96,443
Bandag                                          4,383                  205,913
Cooper Tire & Rubber                           10,548                  193,661
GenCorp                                        13,641                  272,820
Goodyear Tire & Rubber                        247,600(b)             3,305,460
McGrath Rentcorp                                3,386                   79,165
Superior Inds Intl                              7,963                  210,303
Tenneco Automotive                            172,900(b)             2,154,334
United Rentals                                  8,115(b)               164,004
Total                                                                6,682,103

Banks and savings & loans (7.0%)
Amcore Financial                                8,254                  233,176
Anchor BanCorp Wisconsin                        5,835                  164,022
BancorpSouth                                   17,633                  363,945
BankUnited Financial Cl A                     166,300                4,466,818
Camden Natl                                     2,540                   89,789
Cathay General Bancorp                         83,270                2,623,005
Chittenden                                     13,122                  342,091
Citizens Banking                                6,616                  194,246
City Holding                                   76,500                2,259,428
Colonial BancGroup                            227,600                4,670,352
Commercial Federal                            133,196                3,682,869
Community Trust Bancorp                         6,335                  182,511
Downey Financial                                3,086                  189,882

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
East-West Bancorp                             128,300               $4,736,836
Financial Institutions                          3,710                   73,495
First BanCorp Puerto Rico                      66,257(c)             2,799,358
First Citizens BancShares Cl A                  1,690                  247,382
First Midwest Bancorp                           3,830                  124,398
First Republic Bank                           111,750                3,617,348
FirstFed Financial                             71,658(b)             3,655,275
Flagstar Bancorp                                8,483                  165,843
Great Southern Bancorp                          2,758                   89,552
Hanmi Financial                               170,100                2,815,155
MAF Bancorp                                     2,141                   88,937
Mid-State Bancshares                            6,404                  170,346
Old Natl Bancorp                                4,759                   96,608
Omega Financial                                 2,690                   80,122
Oriental Financial Group                       82,760(c)             1,938,239
Provident Bankshares                           56,474                1,861,383
R-G Financial Cl B                            178,066(c)             5,550,318
Republic Bancorp                                8,395                  113,668
S&T Bancorp                                     5,596                  198,098
South Financial Group                          68,300                2,085,882
Southwest Bancorp                               7,203                  132,895
Sterling Financial                            100,868(b)             3,600,988
Susquehanna Bancshares                          3,335                   81,307
Tompkins Trustco                                2,477                  105,396
Trustmark                                      10,849                  314,621
UMB Financial                                   4,111                  233,998
Wintrust Financial                             63,400                2,985,506
WSFS Financial                                 70,000                3,679,200
Total                                                               61,104,288

Beverages & tobacco (0.1%)
Schweitzer-Mauduit Intl                         7,594                  254,779
Universal                                      10,264                  469,783
Total                                                                  724,562

Broker dealers (--%)
Investment Technology Group                    20,638(b)               361,165

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Building materials & construction (1.2%)
Building Material Holding                       4,419                 $196,557
Comfort Systems USA                           212,600(b)             1,647,650
Eagle Materials                                30,700                2,484,858
Hughes Supply                                  69,400                2,064,650
M/I Homes                                       4,140                  202,570
NCI Building Systems                           58,642(b)             2,263,581
Texas Inds                                      5,228                  281,005
Universal Forest Products                       2,462                   95,649
USG                                            19,129(b)               634,318
Walter Inds                                    11,031                  469,369
Total                                                               10,340,207

Cellular telecommunications (0.1%)
Alamosa Holdings                               17,338(b)               202,334
SBA Communications Cl A                        29,019(b)               265,815
Total                                                                  468,149

Chemicals (3.4%)
Albemarle                                      98,911                3,596,404
Cambrex                                        10,834                  230,764
Compass Minerals Intl                          97,300                2,476,285
Crompton                                       19,574                  285,780
Cytec Inds                                     80,828                4,384,919
FMC                                            79,458(b)             4,247,030
Georgia Gulf                                   66,464                3,056,015
HB Fuller                                       8,143                  236,147
Hercules                                      176,100(b)             2,549,928
Immucor                                       176,250(b)             5,320,989
Kronos Worldwide                                   25                    1,057
NL Inds                                         7,034(b)               162,485
Octel                                           9,108(c)               168,771
OM Group                                        5,310(b)               161,530
PolyOne                                       259,200(b)             2,301,696
WR Grace & Co                                  20,011(b)               170,494
Total                                                               29,350,294

Computer hardware (2.2%)
Agilysys                                      121,900                2,396,554
Artesyn Technologies                          264,300(b)             2,302,053
Black Box                                      12,854                  480,868
Engineered Support Systems                     74,500                3,987,241
Gateway                                       168,574(b)               679,353
Insight Enterprises                             6,415(b)               112,647
Iomega                                         38,451(b)               164,955
Komag                                         141,700(b)             3,166,995
PalmOne                                        61,600(b)             1,563,408

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer hardware (cont.)
RadiSys                                       182,300(b)            $2,581,368
Synaptics                                      77,400(b)             1,795,680
Trident Microsystems                            3,500(b)                61,880
Total                                                               19,293,002

Computer software & services (9.2%)
Activision                                     86,933(b)             1,286,613
Altiris                                        59,500(b)             1,419,075
ANSYS                                         117,047(b)             4,004,177
Avid Technology                                31,200(b)             1,688,544
BISYS Group                                     8,863(b)               138,972
Brady Cl A                                      7,416                  239,908
Brocade Communications
  Systems                                     177,800(b)             1,052,576
CACI Intl Cl A                                 46,139(b)             2,548,257
Ciber                                         312,600(b)             2,272,602
CSG Systems Intl                               36,336(b)               591,913
Dendrite Intl                                 116,200(b)             1,631,448
Digital River                                  50,590(b)             1,576,384
Digitas                                       258,766(b)             2,613,537
EarthLink                                     159,600(b)             1,436,400
eFunds                                         38,700(b)               863,784
Emulex                                         58,200(b)             1,096,488
Epicor Software                               158,300(b)             2,073,730
F5 Networks                                    77,869(b)             3,931,606
FactSet Research Systems                        5,450                  179,905
FileNet                                        58,300(b)             1,328,074
GSI Commerce                                    6,275(b)                84,901
Hyperion Solutions                             44,600(b)             1,967,306
Informatica                                   188,300(b)             1,557,241
InfoSpace                                      42,023(b)             1,715,799
Internet Security Systems                      73,700(b)             1,348,710
Ixia                                           28,469(b)               506,464
j2 Global Communications                       54,977(b)             1,886,261
Jupitermedia                                    9,534(b)               147,872
Lexar Media                                   204,000(b)             1,015,920
MAXIMUS                                        18,908                  633,229
MICROS Systems                                 12,636(b)               463,868
NetFlix                                       164,300(b)             1,782,655
NETGEAR                                       239,700(b)             3,617,073
NetRatings                                      8,603(b)               131,196
Packeteer                                       4,600(b)                70,794
Parametric Technology                         543,700(b)             3,039,283
Progress Software                              41,600(b)             1,090,752
Resources Connection                          150,200(b)             3,143,686
RSA Security                                   76,900(b)             1,218,865
SeaChange Intl                                144,200(b)             1,867,390
Silicon Storage Technology                    325,800(b)             1,211,976
SRA Intl Cl A                                  61,870(b)             3,727,668

See accompanying notes to investments in securities.

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13   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Computer software & services (cont.)
SS&C Technologies                              83,200               $1,896,960
Take-Two Interactive Software                   4,491(b)               175,598
Transaction Systems
  Architects Cl A                             153,621(b)             3,556,326
Travelzoo                                       3,437(b)               170,888
Tyler Technologies                            166,200(b)             1,264,782
Ultimate Software Group                       153,000(b)             2,444,940
United Online                                  94,900(b)               993,603
ValueClick                                    185,100(b)             1,963,911
Verint Systems                                  3,446(b)               120,403
Websense                                       60,810(b)             3,271,578
Wind River Systems                             22,754(b)               343,130
Total                                                               80,405,021

Electronics (6.3%)
ADE                                           114,300(b)             2,537,460
Aeroflex                                      226,900(b)             2,116,977
Atheros Communications                        175,700(b)             1,804,439
Benchmark Electronics                          80,391(b)             2,558,846
DSP Group                                      80,600(b)             2,076,256
Entegris                                      110,427(b)             1,092,123
ESCO Technologies                              47,750(b)             3,836,713
ESS Technology                                107,398(b)               565,987
FormFactor                                     80,300(b)             1,817,992
General Cable                                  10,885(b)               131,382
Integrated Device Technology                  150,200(b)             1,806,906
Metrologic Instruments                         80,300(b)             1,805,144
Micrel                                         95,400(b)               879,588
Microsemi                                     222,100(b)             3,618,009
MIPS Technologies                               6,000(b)                69,000
ON Semiconductor                              605,400(b)             2,391,330
Paxar                                          15,560(b)               332,050
Photronics                                     85,900(b)             1,554,790
Pixelworks                                    191,700(b)             1,562,355
Rofin-Sinar Technologies                       81,300(b)             2,612,982
ScanSource                                     28,300(b)             1,466,789
Silicon Image                                 105,800(b)             1,064,348
Skyworks Solutions                            183,500(b)             1,165,225
SYNNEX                                         11,244(b)               195,870
Technitrol                                     97,300                1,451,716
Tessera Technologies                           68,900(b)             2,978,547
Thomas & Betts                                125,500(b)             4,053,651
Trimble Navigation                            109,693(b)             3,708,720
TTM Technologies                              131,300(b)             1,373,398
Ultralife Batteries                            96,200(b)             1,646,944
Varian Semiconductor
  Equipment Associates                         29,200(b)             1,109,892
Total                                                               55,385,429

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy (2.4%)
Berry Petroleum Cl A                            5,192                 $267,128
Cheniere Energy                                 4,882(b)               314,938
Denbury Resources                               9,785(b)               344,726
Houston Exploration                             4,658(b)               265,273
KCS Energy                                    104,640(b)             1,607,270
Petroleum Development                          68,000(b)             2,562,920
Resource America Cl A                           3,908                  136,956
South Jersey Inds                              34,500                1,945,800
St. Mary Land & Exploration                    64,700                3,238,235
Stone Energy                                    3,400(b)               165,138
Swift Energy                                   72,500(b)             2,061,900
Tesoro                                        196,245(b)             7,264,990
Vintage Petroleum                              12,757                  401,335
Whiting Petroleum                               1,755(b)                71,569
Total                                                               20,648,178

Energy equipment & services (3.5%)
Atwood Oceanics                                51,000(b)             3,393,540
Cal Dive Intl                                  93,908(b)             4,254,032
Cimarex Energy                                 93,876(b)             3,661,164
Energy Partners                               107,000(b)             2,778,790
Global Inds                                     8,305(b)                78,067
Grey Wolf                                     468,500(b)             3,082,730
GulfMark Offshore                               3,100(b)                80,321
Headwaters                                    123,800(b)             4,063,116
Holly                                           6,969                  259,735
Hydril                                         52,637(b)             3,074,527
Lone Star Technologies                          4,302(b)               169,628
Offshore Logistics                              3,339(b)               111,255
Oil States Intl                               140,800(b)             2,893,440
RPC                                             9,628                  146,249
Superior Energy Services                       17,488(b)               300,794
Unit                                           55,486(b)             2,506,303
Total                                                               30,853,691

Engineering & construction (0.9%)
CIRCO Intl                                     71,000                1,750,150
Dycom Inds                                    104,500(b)             2,402,455
EMCOR Group                                     5,240(b)               245,337
Granite Construction                            3,131                   82,251
Perini                                        230,910(b)             3,184,249
Shaw Group                                     19,422(b)               423,400
Total                                                                8,087,842

Finance companies (0.4%)
First Financial Bancorp                         8,381                  152,953
ITLA Capital                                    1,674(b)                83,633
World Acceptance                              138,296(b)             3,529,314
Total                                                                3,765,900

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Financial services (3.1%)
AmeriCredit                                   172,200(b)            $4,036,368
Charles River Associates                       45,000(b)             2,220,750
Chemical Financial                              8,482                  275,707
CompuCredit                                    93,235(b)             2,481,916
Delphi Financial Group Cl A                   123,102                5,293,387
Irwin Financial                                 8,210                  188,994
Jackson Hewitt Tax Service                     95,400                1,995,768
Jefferies Group                                51,700                1,948,056
Jones Lang LaSalle                              2,373(b)               110,700
Knight Trading Group Cl A                      19,363(b)               186,659
Metris Companies                               34,594(b)               400,944
Ocwen Financial                               325,100(b)             2,623,557
Portfolio Recovery Associates                  75,000(b)             2,552,250
Trammell Crow                                   3,673(b)                75,554
WFS Financial                                  58,100(b)             2,507,015
Total                                                               26,897,625

Food (1.6%)
American Italian Pasta Cl A                     5,764                  157,934
Corn Products Intl                            197,200                5,125,227
Farmer Brothers                                 4,681                  112,110
Lance                                         142,700                2,293,189
Nash Finch                                     77,197                2,932,714
Ralcorp Holdings                               60,400                2,859,940
Seaboard                                          280                  300,440
Sensient Technologies                          18,807                  405,479
United Natural Foods                            1,555(b)                44,520
Total                                                               14,231,553

Furniture & appliances (0.4%)
Ethan Allen Interiors                           6,974                  223,168
Furniture Brands Intl                          12,442                  271,360
La-Z-Boy                                       12,868                  179,251
Tempur-Pedic Intl                             121,800(b)             2,272,789
Thomas Inds                                     2,935                  116,343
Total                                                                3,062,911

Health care products (7.0%)
Allscripts Healthcare Solutions                91,600(b)             1,309,880
Biosite                                        44,032(b)             2,290,985
Bone Care Intl                                157,700(b)             4,090,738
Cepheid                                       138,800(b)             1,342,196
CV Therapeutics                                59,500(b)             1,211,420
Dade Behring Holdings                          36,800(b)             2,168,624
deCODE genetics                               235,200(b,c)           1,340,640
Encysive Pharmaceuticals                      165,300(b)             1,689,366
EPIX Pharmaceuticals                          203,100(b)             1,421,700

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Health care products (cont.)
First Horizon Pharmaceutical                  161,266(b)            $2,722,170
Gen-Probe                                      65,600(b)             2,923,136
Haemonetics                                   142,700(b)             6,016,232
Human Genome Sciences                         141,700(b)             1,306,474
I-Flow                                         98,200(b)             1,554,506
Incyte                                        302,141(b)             2,063,623
Intuitive Surgical                              7,783(b)               353,893
Lexicon Genetics                              257,800(b)             1,317,358
LifeCell                                      250,800(b)             2,232,120
Medarex                                       188,000(b)             1,340,440
Mine Safety Appliances                          5,564                  215,549
Myriad Genetics                                47,200(b)               868,008
Nabi Biopharmaceuticals                       120,900(b)             1,508,832
Noven Pharmaceuticals                          42,500(b)               720,800
Onyx Pharmaceuticals                           49,100(b)             1,539,285
Par Pharmaceutical Companies                   53,780(b)             1,798,403
Perrigo                                       144,400                2,765,260
Protein Design Labs                            86,900(b)             1,389,531
PSS World Medical                             159,900(b)             1,818,063
Serologicals                                   97,290(b)             2,377,768
Sybron Dental Specialties                      88,800(b)             3,187,920
Tanox                                         104,800(b)             1,006,080
Transkaryotic Therapies                         5,344(b)               133,413
United Therapeutics                            77,619(b)             3,546,800
Ventana Medical Systems                         5,146(b)               192,769
Vital Signs                                     2,404                   95,896
Total                                                               61,859,878

Health care services (5.5%)
Advisory Board                                 53,000(b)             2,316,100
Albany Molecular Research                       6,100(b)                62,708
Alliance Imaging                               12,978(b)               123,940
Amedisys                                       85,200(b)             2,577,300
Applera - Celera Genomics Group               141,700(b,f)           1,452,425
Apria Healthcare Group                        105,800(b)             3,396,180
Centene                                       126,622(b)             3,797,394
Cerner                                         56,700(b)             2,977,317
Connetics                                      66,100(b)             1,671,669
Genesis HealthCare                             78,700(b)             3,375,443
HealthExtras                                  294,350(b)             4,900,927
Kindred Healthcare                             69,000(b)             2,421,900
LCA-Vision                                      2,300                   76,590
LifePoint Hospitals                            62,600(b)             2,744,384
Magellan Health Services                       81,300(b)             2,768,265
Matria Healthcare                               3,472(b)               106,625
OCA                                            75,632(b)               321,436
Option Care                                   140,300                2,888,777

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (cont.)
Priority Healthcare Cl B                        7,856(b)              $169,925
Psychiatric Solutions                          97,700(b)             4,494,200
RehabCare Group                                 5,946(b)               170,710
Sierra Health Services                         74,450(b)             4,752,888
Stewart Enterprises Cl A                       68,000                  418,200
Sunrise Senior Living                           2,010(b)                97,686
Total                                                               48,082,989

Home building (0.5%)
Beazer Homes USA                               16,160                  805,738
Meritage Homes                                  4,855(b)               286,057
Standard-Pacific                               43,800                3,161,921
Technical Olympic USA                           2,898                   87,520
WCI Communities                                 5,375(b)               161,680
Total                                                                4,502,916

Household products (1.8%)
Action Performance Companies                    5,624                   74,406
Central Garden & Pet                           72,800(b)             3,193,008
Chattem                                        55,600(b)             2,472,532
JAKKS Pacific                                   5,578(b)               119,760
Jarden                                         70,800(b)             3,248,304
Mannatech                                       6,153                  120,291
Nautilus                                        7,779                  184,829
Rayovac                                       103,900(b)             4,322,239
Tupperware                                      6,519                  132,727
Yankee Candle                                  52,900(b)             1,676,930
Total                                                               15,545,026

Industrial services (0.3%)
Applied Industrial Technologies                 5,697                  154,958
Ceradyne                                        5,439(b)               121,670
G&K Services Cl A                              48,700                1,962,124
WESCO Intl                                     10,885(b)               304,780
Total                                                                2,543,532

Industrial transportation (2.7%)
Amerco                                          2,414(b)               111,768
Arkansas Best                                   4,223                  159,545
ArvinMeritor                                   12,293                  190,173
EGL                                             3,468(b)                79,070
Forward Air                                    63,560                2,706,385
GATX                                            9,573                  317,728
Genesee & Wyoming Cl A                         94,600(b)             2,451,086
Greenbrier Companies                            2,200                   77,198
Heartland Express                               8,359                  160,075
Knight Transportation                           4,194                  103,466
Laidlaw Intl                                  148,300(b)             3,084,640
Landstar System                               130,080(b)             4,260,119

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Industrial transportation (cont.)
Old Dominion Freight Line                      56,700(b)            $1,766,205
Overseas Shipholding Group                     65,321                4,109,344
U.S. Xpress Enterprises Cl A                   60,000(b)               981,000
USF                                             1,168                   56,368
Wabash Natl                                   107,100                2,613,240
Total                                                               23,227,410

Insurance (3.9%)
Alfa                                           16,725                  241,676
AMERIGROUP                                    102,271(b)             3,739,028
AmerUs Group                                   13,416                  633,906
Commerce Group                                  8,349                  517,471
FBL Financial Group Cl A                        5,130                  143,640
FPIC Insurance Group                           84,000(b)             2,700,600
Horace Mann Educators                          11,552                  204,932
Infinity Property & Casualty                    4,197                  131,198
IPC Holdings                                   49,800(c)             1,956,144
LandAmerica Financial Group                     6,241                  312,237
Navigators Group                               28,800(b)               954,576
Odyssey Re Holdings                           147,400                3,690,896
Ohio Casualty                                 205,000(b)             4,710,899
ProAssurance                                  109,600(b)             4,329,200
RLI                                            61,057                2,530,813
Safety Insurance Group                          4,707                  145,729
StanCorp Financial Group                       42,000                3,560,760
Stewart Information Services                    5,913                  221,856
Triad Guaranty                                 56,870(b)             2,991,931
UICI                                           11,495                  278,754
United Fire & Casualty                          3,332                  112,722
Universal American Financial                    9,072(b)               156,946
Total                                                               34,265,914

Leisure time & entertainment (1.1%)
Argosy Gaming                                  59,600(b)             2,736,832
Callaway Golf                                  22,978                  294,118
Handleman                                       7,800                  147,888
K2                                            187,900(b)             2,583,625
SCP Pool                                      100,600                3,205,116
Shuffle Master                                  3,936(b)               113,987
Thor Inds                                       7,275                  217,595
Total                                                                9,299,161

Lodging & gaming (1.3%)
Ameristar Casinos                               4,075                  222,821
Bluegreen                                     142,000(b)             1,824,700
Boyd Gaming                                    37,456                1,953,330
Penn Natl Gaming                              135,930(b)             3,993,624
Scientific Games Cl A                         155,600(b)             3,555,460
Total                                                               11,549,935

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Machinery (3.2%)
Albany Intl Cl A                                5,144                 $158,847
Blyth                                           3,984                  126,851
Cascade                                         3,392                  118,720
Clarcor                                        62,300                3,237,108
Federal Signal                                  4,741                   71,921
Gardner Denver                                 59,200(b)             2,338,992
Global Power Equipment Group                  221,300(b)             2,120,054
Joy Global                                    119,199                4,179,117
Kennametal                                     92,600                4,397,573
Lawson Products                                 2,034                   95,191
Lincoln Electric Holdings                       7,336                  220,667
Middleby                                       43,500                2,148,900
Tecumseh Products Cl A                          4,942                  195,753
Terex                                          43,300(b)             1,874,890
Toro                                           48,100                4,256,850
Wabtec                                        114,300                2,342,007
Total                                                               27,883,441

Media (3.5%)
American Greetings Cl A                         5,680                  144,726
Banta                                           9,278                  397,098
Catalina Marketing                            131,725                3,411,678
Consolidated Graphics                          58,586(b)             3,081,624
DoubleClick                                   250,300(b)             1,927,310
Emmis Communications Cl A                     131,300(b)             2,523,586
Entravision Communications Cl A               146,000(b)             1,295,020
Gray Television                               208,400                3,015,548
John H Harland                                 83,000                2,851,880
Martha Stewart Living Cl A                      7,754(b)               175,163
PRIMEDIA                                       30,078(b)               130,839
Reader's Digest Assn                            9,028                  156,275
RH Donnelley                                   55,700(b)             3,235,613
Scholastic                                     85,900(b)             3,168,851
Valassis Communications                         5,712(b)               199,692
Ventiv Health                                 201,905(b)             4,643,814
Total                                                               30,358,717

Metals (2.3%)
AK Steel Holding                              278,880(b)             3,084,413
Carpenter Technology                           62,220                3,696,490
Cleveland-Cliffs                                3,249                  236,755
Commercial Metals                              85,572                2,900,035
Maverick Tube                                 141,773(b)             4,609,040
Metal Management                               92,600                2,377,968

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Metals (cont.)
Mueller Inds                                    7,841                 $220,724
NS Group                                        4,803(b)               150,862
Oregon Steel Mills                              5,958(b)               137,034
Quanex                                          6,271                  334,370
Reliance Steel & Aluminum                      49,000                1,960,490
Total                                                               19,708,181

Multi-industry (2.1%)
Actuant Cl A                                    1,834(b)                82,383
Ameron Intl                                     2,667                   96,012
Anixter Intl                                   50,767(b)             1,835,227
Coinstar                                       49,100(b)             1,040,920
EnPro Inds                                      2,704(b)                74,360
FTI Consulting                                  5,204(b)               107,411
GEO Group                                       2,400(b)                68,592
Global Imaging Systems                         93,198(b)             3,304,801
Imation                                        19,770                  687,008
Jacuzzi Brands                                278,600(b)             2,719,136
Korn/Ferry Intl                               205,000(b)             3,901,149
Labor Ready                                   159,500(b)             2,974,675
Lancaster Colony                                6,194                  263,555
Mobile Mini                                     2,000(b)                80,820
Pre-Paid Legal Services                         8,132                  275,187
Ruddick                                        12,981                  300,510
Standex Intl                                    5,747                  156,893
YORK Intl                                      14,308                  560,587
Total                                                               18,529,226

Paper & packaging (1.5%)
Crown Holdings                                263,884(b)             4,106,035
Greif Cl A                                      3,500                  243,880
Pope & Talbot                                 114,100                2,005,878
Potlatch                                       73,600                3,464,352
Rock-Tenn Cl A                                  4,300                   57,190
Silgan Holdings                                48,200                3,132,036
Total                                                               13,009,371

Real estate investment trust (2.9%)
American Home Mortgage
  Investment                                    3,336                   95,543
Anthracite Capital                             22,428                  249,848
Bedford Property Investors                      8,862                  193,457
Brookfield Homes                               76,419                3,225,646
CBL & Associates Properties                    26,400                1,887,864
EastGroup Properties                           56,700                2,137,590
Gables Residential Trust                       53,800                1,791,540
Heritage Property Investment Trust              1,800                   53,424
IMPAC Mtge Holdings                            26,168                  501,902

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real estate investment trust (cont.)
Innkeepers USA Trust                            7,673                  $99,058
LaSalle Hotel Properties                        2,794                   81,166
MFA Mtge Investments                           65,812                  500,829
Natl Health Investors                           4,919                  127,796
New Century Financial                          62,170                2,910,799
Novastar Financial                              4,313                  155,311
Pan Pacific Retail Properties                  41,800                2,372,150
Post Properties                                 2,442                   75,800
RAIT Investment Trust                          12,498                  335,196
Redwood Trust                                  75,362                3,857,028
Saxon Capital                                   3,200                   55,040
Town & Country Trust                           51,800                1,370,110
Universal Health Realty
  Income Trust                                 63,119                1,783,112
Ventas                                         72,800                1,817,088
Total                                                               25,677,297

Restaurants (1.9%)
Bob Evans Farms                                10,081                  236,399
CBRL Group                                     77,150                3,186,295
CEC Entertainment                               4,045(b)               148,047
CKE Restaurants                               165,300(b)             2,620,005
Domino's Pizza                                125,700                2,349,333
Jack in the Box                                71,817(b)             2,664,411
Lone Star Steakhouse & Saloon                  70,800                2,046,474
PF Chang's China Bistro                        31,300(b)             1,871,740
Ryan's Restaurant Group                        13,323(b)               193,583
SONIC                                          47,000(b)             1,569,800
Total                                                               16,886,087

Retail -- general (3.9%)
7-Eleven                                      133,000(b)             3,194,660
Aeropostale                                    51,000(b)             1,670,250
bebe stores                                     9,199                  312,306
Brown Shoe                                      5,107                  175,017
Cato Cl A                                       9,158                  295,346
Checkpoint Systems                            141,400(b)             2,386,832
Coldwater Creek                               114,664(b)             2,118,981
Finish Line Cl A                              163,200                3,778,080
Group 1 Automotive                              5,981(b)               157,300
Guitar Center                                  45,100(b)             2,472,833
Linens `N Things                                8,246(b)               204,748
Movie Gallery                                   3,219                   92,321
Pacific Sunwear of California                  37,300(b)             1,043,654
Pantry                                        112,860(b)             3,495,274
Payless ShoeSource                             11,830(b)               186,796
Phillips-Van Heusen                            62,000                1,651,680

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Russ Berrie & Co                                4,761                  $91,173
Sonic Automotive                              105,093                2,386,662
Sotheby's Holdings Cl A                       148,600(b)             2,520,256
Stage Stores                                   77,700(b)             2,982,903
Too                                             3,405(b)                84,001
Trans World Entertainment                      87,400(b)             1,287,402
United Stationers                               9,537(b)               431,549
Weis Markets                                    5,673                  209,164
World Fuel Services                             3,803                  119,795
Zale                                           13,035(b)               387,400
Total                                                               33,736,383

Telecom equipment & services (2.2%)
Centennial Communications                       8,100(b)                87,885
CommScope                                     134,500(b)             2,012,120
Digi Intl                                     235,300(b)             3,228,316
Ditech Communications                         187,400(b)             2,336,878
Leap Wireless Intl                             91,000(b)             2,370,550
Plantronics                                    60,610                2,308,029
Premiere Global Services                      311,100(b)             3,521,652
Sycamore Networks                             463,600(b)             1,650,416
UbiquiTel                                     256,900(b)             1,721,230
Total                                                               19,237,076

Textiles & apparel (2.5%)
Burlington Coat Factory Warehouse               7,913                  227,103
Deckers Outdoor                                98,600(b)             3,523,964
Genesco                                        91,330(b)             2,595,599
Hartmarx                                      351,200(b)             3,350,448
Jos A Bank Clothiers                           55,700(b)             1,632,010
Kellwood                                        3,421                   98,491
Quiksilver                                    144,500(b)             4,194,834
Russell                                         9,961                  180,095
Steven Madden                                   4,452(b)                74,304
Stride Rite                                    11,179                  148,681
Warnaco Group                                 123,600(b)             2,971,344
Wolverine World Wide                          148,543                3,183,276
Total                                                               22,180,149

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Issuer                                        Shares                  Value(a)

Utilities -- electric (1.4%)
Aquila                                        133,937(b)              $512,979
Black Hills                                     2,949                   97,523
Calpine                                       236,200(b)               661,360
CH Energy Group                                 2,707                  123,710
Cleco                                          11,961                  254,769
Duquesne Light Holdings                       126,759                2,271,521
El Paso Electric                              157,000(b)             2,983,000
Idacorp                                       166,300                4,717,931
Otter Tail                                      4,590                  114,934
PNM Resources                                   5,419                  144,579
Total                                                               11,882,306

Utilities -- natural gas (2.9%)
Energen                                        90,914                6,054,872
New Jersey Resources                            4,202                  182,913
Nicor                                           7,802                  289,376
ONEOK                                          89,500                2,758,390
Peoples Energy                                  7,927                  332,300
Plains Exploration & Production                76,800(b)             2,680,320
Quicksilver Resources                          49,100(b)             2,392,643
Southwestern Energy                            84,588(b)             4,801,215
UGI                                            78,011                3,543,260
Western Gas Resources                          57,000                1,963,650
WGL Holdings                                    4,953                  153,345
Total                                                               25,152,284

Utilities -- telephone (0.6%)
Commonwealth Telephone
  Enterprises                                  75,500(b)             3,559,070
General Communication Cl A                    192,230(b)             1,755,060
Total                                                                5,314,130

Total common stocks
(Cost: $746,326,822)                                              $865,854,655

Short-term securities (3.6%)(e)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (3.2%)
Federal Home Loan Mtge Corp Disc Nts
   05-02-05               2.63%            $6,500,000               $6,484,826
   05-10-05               2.68              1,200,000                1,196,433
Federal Natl Mtge Assn Disc Nts
   04-06-05               2.39             10,000,000                9,996,022
   05-02-05               2.71             10,000,000                9,976,000
Total                                                               27,653,281

Commercial paper (0.4%)
CRC Funding LLC
   04-01-05               2.85              4,000,000                3,999,683

Total short-term securities
(Cost: $31,654,929)                                                $31,652,964

Total investments in securities
(Cost: $777,981,751)(g)                                           $897,507,619

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 1.6% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.2% of net assets. See Note 5 to the financial statements. 0.4% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) At March 31, 2005, the cost of securities for federal income tax purposes was $778,998,542 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $149,917,627
      Unrealized depreciation                                     (31,408,550)
                                                                  -----------
      Net unrealized appreciation                                $118,509,077
                                                                 ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
20   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $777,981,751)                                                                           $897,507,619
Cash in bank on demand deposit                                                                                   461,858
Capital shares receivable                                                                                        303,897
Dividends and accrued interest receivable                                                                        366,259
Receivable for investment securities sold                                                                     11,597,224
                                                                                                              ----------
Total assets                                                                                                 910,236,857
                                                                                                             -----------
Liabilities
Capital shares payable                                                                                           445,932
Payable for investment securities purchased                                                                    6,604,801
Payable upon return of securities loaned (Note 5)                                                             28,390,100
Accrued investment management services fee                                                                        16,935
Accrued distribution fee                                                                                          11,004
Accrued service fee                                                                                                    2
Accrued transfer agency fee                                                                                        4,035
Accrued administrative services fee                                                                                1,282
Other accrued expenses                                                                                           154,193
                                                                                                                 -------
Total liabilities                                                                                             35,628,284
                                                                                                              ----------
Net assets applicable to outstanding capital stock                                                          $874,608,573
                                                                                                            ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $  1,253,895
Additional paid-in capital                                                                                   698,614,608
Undistributed net investment income                                                                              362,595
Accumulated net realized gain (loss)                                                                          54,851,607
Unrealized appreciation (depreciation) on investments                                                        119,525,868
                                                                                                             -----------
Total -- representing net assets applicable to outstanding capital stock                                    $874,608,573
                                                                                                            ============
Net assets applicable to outstanding shares:                Class A                                         $621,674,455
                                                            Class B                                         $234,464,316
                                                            Class C                                         $ 12,376,977
                                                            Class I                                         $  5,533,930
                                                            Class Y                                         $    558,895
Net asset value per share of outstanding capital stock:     Class A shares                   87,943,516     $       7.07
                                                            Class B shares                   34,760,836     $       6.75
                                                            Class C shares                    1,834,812     $       6.75
                                                            Class I shares                      771,966     $       7.17
                                                            Class Y shares                       78,327     $       7.14
                                                                                                 ------     ------------
*Including securities on loan, at value (Note 5)                                                            $ 26,894,737
                                                                                                            ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2005
Investment income
Income:
Dividends                                                                                                   $  5,194,963
Interest                                                                                                         531,601
Fee income from securities lending (Note 5)                                                                      187,716
   Less foreign taxes withheld                                                                                   (17,006)
                                                                                                                 -------
Total income                                                                                                   5,897,274
                                                                                                               ---------
Expenses (Note 2):
Investment management services fee                                                                             6,341,134
Distribution fee
   Class A                                                                                                     1,548,853
   Class B                                                                                                     2,477,943
   Class C                                                                                                       123,637
Transfer agency fee                                                                                            1,726,195
Incremental transfer agency fee
   Class A                                                                                                       130,960
   Class B                                                                                                        93,331
   Class C                                                                                                         5,085
Service fee -- Class Y                                                                                               347
Administrative services fees and expenses                                                                        491,869
Compensation of board members                                                                                     11,155
Custodian fees                                                                                                   153,750
Printing and postage                                                                                             237,969
Registration fees                                                                                                 77,684
Audit fees                                                                                                        22,500
Other                                                                                                             43,027
                                                                                                                  ------
Total expenses                                                                                                13,485,439
   Earnings credits on cash balances (Note 2)                                                                    (12,596)
                                                                                                                 -------
Total net expenses                                                                                            13,472,843
                                                                                                              ----------
Investment income (loss) -- net                                                                               (7,575,569)
                                                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                            122,805,992
   Futures contracts                                                                                             (79,254)
                                                                                                                 -------
Net realized gain (loss) on investments                                                                      122,726,738
Net change in unrealized appreciation (depreciation) on investments                                          (56,385,019)
                                                                                                             -----------
Net gain (loss) on investments and foreign currencies                                                         66,341,719
                                                                                                              ----------
Net increase (decrease) in net assets resulting from operations                                             $ 58,766,150
                                                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund

Year ended March 31,                                                            2005                        2004
Operations and distributions
Investment income (loss) -- net                                            $  (7,575,569)             $  (5,440,532)
Net realized gain (loss) on investments                                      122,726,738                 98,385,899
Net change in unrealized appreciation (depreciation) on investments          (56,385,019)               199,649,722
                                                                             -----------                -----------
Net increase (decrease) in net assets resulting from operations               58,766,150                292,595,089
                                                                              ----------                -----------
Distributions to shareholders from:
     Net realized gain
         Class A                                                             (15,380,410)                        --
         Class B                                                              (6,190,565)                        --
         Class C                                                                (320,056)                        --
         Class I                                                                 (97,524)                        --
         Class Y                                                                 (12,623)                        --
                                                                              ----------                -----------
Total distributions                                                          (22,001,178)                        --
                                                                             -----------                -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                 141,734,116                199,179,487
     Class B shares                                                           33,161,170                 70,921,130
     Class C shares                                                            3,008,247                  5,496,099
     Class I shares                                                            9,581,964                    916,317
     Class Y shares                                                              488,055                    104,346
Reinvestment of distributions at net asset value
     Class A shares                                                           15,212,581                         --
     Class B shares                                                            6,117,779                         --
     Class C shares                                                              314,429                         --
     Class I shares                                                               97,270                         --
     Class Y shares                                                               12,551                         --
Payments for redemptions
     Class A shares                                                         (158,935,989)               (72,464,211)
     Class B shares (Note 2)                                                 (78,547,491)               (39,342,192)
     Class C shares (Note 2)                                                  (3,246,198)                (1,636,430)
     Class I shares                                                           (4,933,351)                   (28,033)
     Class Y shares                                                              (71,637)                   (25,226)
                                                                                 -------                    -------
Increase (decrease) in net assets from capital share transactions            (36,006,504)               163,121,287
                                                                             -----------                -----------
Total increase (decrease) in net assets                                          758,468                455,716,376
Net assets at beginning of year                                              873,850,105                418,133,729
                                                                             -----------                -----------
Net assets at end of year                                                  $ 874,608,573               $873,850,105
                                                                           =============               ============
Undistributed net investment income                                        $     362,595               $    264,458
                                                                           -------------               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, American Express Financial Corporation (AEFC) and the Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.63% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined

--------------------------------------------------------------------------------
24   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT
at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
25   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,673,706 and accumulated net realized gain has been decreased by $7,673,706.

--------------------------------------------------------------------------------
26   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                           2005              2004
Class A
Distributions paid from:
      Ordinary income                     $        --               $--
      Long-term capital gain               15,380,410                --
Class B
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                6,190,565                --
Class C
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                  320,056                --
Class I*
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                   97,524                --
Class Y
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                   12,623                --
* Inception date was March 4, 2004.

As of March 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $  7,977,402
Accumulated long-term gain (loss)                          $ 48,253,591
Unrealized appreciation (depreciation)                     $118,509,077

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.74% to 0.615% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $89,147 for the year ended March 31, 2005.

--------------------------------------------------------------------------------
27   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,737,914 for Class A, $231,913 for Class B and $3,169 for Class C for the year ended March 31, 2005.

During the year ended March 31, 2005, the Fund's custodian and transfer agency fees were reduced by $12,596 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
28   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $882,963,989 and $941,998,765, respectively, for the year ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended March 31, 2005
                                              Class A        Class B      Class C      Class I     Class Y
Sold                                       21,339,148      5,129,663      464,935    1,420,310      69,787
Issued for reinvested distributions         2,104,092        885,351       45,504       13,288       1,719
Redeemed                                  (23,279,909)   (12,254,405)    (494,309)    (795,061)     (9,979)
                                          -----------    -----------     --------     --------      ------
Net increase (decrease)                       163,331     (6,239,391)      16,130      638,537      61,527
                                              -------     ----------       ------      -------      ------

                                                                  Year ended March 31, 2004
                                              Class A        Class B      Class C     Class I*     Class Y
Sold                                       33,913,062     12,665,109      964,970      137,651      16,371
Issued for reinvested distributions                --             --           --           --          --
Redeemed                                  (12,587,893)    (7,221,528)    (283,737)      (4,222)     (3,834)
                                          -----------     ----------     --------       ------      ------
Net increase (decrease)                    21,325,169      5,443,581      681,233      133,429      12,537
                                           ----------      ---------      -------      -------      ------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $26,894,737 were on loan to brokers. For collateral, the Fund received $28,390,100 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $187,716 for the year ended March 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for temporary funding of shareholder redemptions or for other temporary or emergency purchases. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended March 31, 2005.

--------------------------------------------------------------------------------
29   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

7 FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002      2001
Net asset value, beginning of period                                     $6.77       $4.10      $ 5.43      $4.79     $6.07
                                                                         -----       -----      ------      -----     -----
Income from investment operations:
Net investment income (loss)                                              (.05)       (.03)       (.02)      (.02)     (.01)
Net gains (losses) (both realized and unrealized)                          .52        2.70       (1.31)       .66      (.98)
                                                                         -----       -----      ------      -----     -----
Total from investment operations                                           .47        2.67       (1.33)       .64      (.99)
                                                                         -----       -----      ------      -----     -----
Less distributions:
Distributions from realized gains                                         (.17)         --          --         --      (.29)
                                                                         -----       -----      ------      -----     -----
Net asset value, end of period                                           $7.07       $6.77      $ 4.10      $5.43     $4.79
                                                                         -----       -----      ------      -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $622        $594        $272       $414      $352
Ratio of expenses to average daily net assets(b)                         1.30%       1.36%       1.38%      1.25%     1.25%
Ratio of net investment income (loss) to average daily net assets        (.63%)      (.58%)      (.38%)     (.31%)    (.11%)
Portfolio turnover rate (excluding short-term securities)                 101%        110%        128%       136%      144%
Total return(c)                                                          6.90%      65.12%     (24.49%)    13.36%   (16.59%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002      2001
Net asset value, beginning of period                                     $6.51       $3.97      $ 5.31      $4.72    $ 6.03
                                                                         -----       -----      ------      -----    ------
Income from investment operations:
Net investment income (loss)                                              (.10)       (.07)       (.05)      (.05)     (.04)
Net gains (losses) (both realized and unrealized)                          .51        2.61       (1.29)       .64      (.98)
                                                                         -----       -----      ------      -----    ------
Total from investment operations                                           .41        2.54       (1.34)       .59     (1.02)
                                                                         -----       -----      ------      -----    ------
Less distributions:
Distributions from realized gains                                         (.17)         --          --         --      (.29)
                                                                         -----       -----      ------      -----    ------
Net asset value, end of period                                           $6.75       $6.51      $ 3.97      $5.31    $ 4.72
                                                                         -----       -----      ------      -----    ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $234        $267        $141       $221      $184
Ratio of expenses to average daily net assets(b)                         2.07%       2.13%       2.14%      2.02%     2.02%
Ratio of net investment income (loss) to average daily net assets       (1.40%)     (1.34%)     (1.15%)    (1.08%)    (.88%)
Portfolio turnover rate (excluding short-term securities)                 101%        110%        128%       136%      144%
Total return(c)                                                          6.25%      63.98%     (25.24%)    12.50%   (17.21%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002      2001(b)
Net asset value, beginning of period                                     $6.51       $3.98      $ 5.31      $4.72     $5.92
                                                                         -----       -----      ------      -----     -----
Income from investment operations:
Net investment income (loss)                                              (.09)       (.06)       (.05)      (.05)     (.01)
Net gains (losses) (both realized and unrealized)                          .50        2.59       (1.28)       .64      (.90)
                                                                         -----       -----      ------      -----     -----
Total from investment operations                                           .41        2.53       (1.33)       .59      (.91)
                                                                         -----       -----      ------      -----     -----
Less distributions:
Distributions from realized gains                                         (.17)         --          --         --      (.29)
                                                                         -----       -----      ------      -----     -----
Net asset value, end of period                                           $6.75       $6.51      $ 3.98      $5.31     $4.72
                                                                         -----       -----      ------      -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $12         $12          $5         $5        $2
Ratio of expenses to average daily net assets(c)                         2.07%       2.13%       2.17%      2.04%     2.02%(d)
Ratio of net investment income (loss) to average daily net assets       (1.40%)     (1.36%)     (1.16%)    (1.10%)    (.84%)(d)
Portfolio turnover rate (excluding short-term securities)                 101%        110%        128%       136%      144%
Total return(e)                                                          6.25%      63.57%     (25.05%)    12.50%   (15.67%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004(b)
Net asset value, beginning of period                                     $6.82       $6.92
                                                                         -----       -----
Income from investment operations:
Net investment income (loss)                                              (.03)       (.01)
Net gains (losses) (both realized and unrealized)                          .55        (.09)
                                                                         -----       -----
Total from investment operations                                           .52        (.10)
                                                                         -----       -----
Less distributions:
Distributions from realized gains                                         (.17)         --
                                                                         -----       -----
Net asset value, end of period                                           $7.17       $6.82
                                                                         -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $6          $1
Ratio of expenses to average daily net assets(c)                          .84%        .96%(d)
Ratio of net investment income (loss) to average daily net assets        (.19%)      (.12%)(d)
Portfolio turnover rate (excluding short-term securities)                 101%        110%
Total return(e)                                                          7.58%      (1.44%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005        2004        2003       2002      2001
Net asset value, beginning of period                                     $6.82       $4.12      $ 5.46      $4.81     $6.08
                                                                         -----       -----      ------      -----     -----
Income from investment operations:
Net investment income (loss)                                              (.03)       (.02)       (.02)      (.01)      .01
Net gains (losses) (both realized and unrealized)                          .52        2.72       (1.32)       .66      (.99)
                                                                         -----       -----      ------      -----     -----
Total from investment operations                                           .49        2.70       (1.34)       .65      (.98)
                                                                         -----       -----      ------      -----     -----
Less distributions:
Distributions from realized gains                                         (.17)         --          --         --      (.29)
                                                                         -----       -----      ------      -----     -----
Net asset value, end of period                                           $7.14       $6.82      $ 4.12      $5.46     $4.81
                                                                         -----       -----      ------      -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1         $--         $--        $--       $--
Ratio of expenses to average daily net assets(b)                         1.12%       1.20%       1.16%      1.08%     1.12%
Ratio of net investment income (loss) to average daily net assets        (.46%)      (.40%)      (.27%)     (.14%)    (.05%)
Portfolio turnover rate (excluding short-term securities)                 101%        110%        128%       136%      144%
Total return(c)                                                          7.14%      65.53%     (24.54%)    13.51%   (16.39%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2005, and the financial highlights for each of the years in the five-year period ended March 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2005

--------------------------------------------------------------------------------
35   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Small Cap Advantage Fund
Fiscal year ended March 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2004                                                           $0.17062

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2004                                                           $0.17062

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2004                                                           $0.17062

--------------------------------------------------------------------------------
36   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2004                                                           $0.17062

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                             0.00%
     Dividends Received Deduction for corporations                         0.00%

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 20, 2004                                                           $0.17062

--------------------------------------------------------------------------------
37   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
38   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

                                                Beginning           Ending          Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,091.50          $6.62             1.27%
     Hypothetical (5% return before expenses)     $1,000           $1,018.60          $6.39             1.27%
Class B
     Actual(b)                                    $1,000           $1,087.50         $10.62             2.04%
     Hypothetical (5% return before expenses)     $1,000           $1,014.76         $10.25             2.04%
Class C
     Actual(b)                                    $1,000           $1,087.50         $10.62             2.04%
     Hypothetical (5% return before expenses)     $1,000           $1,014.76         $10.25             2.04%
Class I
     Actual(b)                                    $1,000           $1,093.50          $4.33              .83%
     Hypothetical (5% return before expenses)     $1,000           $1,020.79          $4.18              .83%
Class Y
     Actual(b)                                    $1,000           $1,092.20          $5.79             1.11%
     Hypothetical (5% return before expenses)     $1,000           $1,019.40          $5.59             1.11%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +9.15% for Class A, +8.75% for Class B, +8.75% for Class C, +9.35% for Class I and +9.22% for Class Y.

--------------------------------------------------------------------------------
39   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held      Principal occupation during     Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ ------------------------------- ---------------------------
Arne H. Carlson                  Board member       Chair, Board Services
901 S. Marquette Ave.            since 1999         Corporation (provides
Minneapolis, MN 55402                               administrative services to
Age 70                                              boards). Former Governor
                                                    of Minnesota
-------------------------------- ------------------ ------------------------------- ---------------------------
Philip J. Carroll, Jr.           Board member       Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002         Fluor Corporation               Vulcan Materials Company,
Minneapolis, MN 55402                               (engineering and                Inc. (construction
Age 67                                              construction) since 1998        materials/chemicals)
-------------------------------- ------------------ ------------------------------- ---------------------------
Livio D. DeSimone                Board member       Retired Chair of the Board and  Cargill, Incorporated
30 Seventh Street East           since 2001         Chief Executive Officer,        (commodity merchants and
Suite 3050                                          Minnesota Mining and            processors), General
St. Paul, MN 55101-4901                             Manufacturing (3M)              Mills, Inc. (consumer
Age 70                                                                              foods), Vulcan Materials
                                                                                    Company (construction
                                                                                    materials/ chemicals),
                                                                                    Milliken & Company
                                                                                    (textiles and chemicals),
                                                                                    and Nexia
                                                                                    Biotechnologies, Inc.
-------------------------------- ------------------ ------------------------------- ---------------------------
Patricia M. Flynn                Board member       Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004         Economics and Management,       (holding company) and its
Minneapolis, MN 55402                               Bentley College since 2002;     subsidiary Boston Federal
Age 54                                              former Dean, McCallum           Savings Bank
                                                    Graduate School of Business,
                                                    Bentley College from 1999 to
                                                    2002
-------------------------------- ------------------ ------------------------------- ---------------------------
Anne P. Jones                    Board member       Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 70
-------------------------------- ------------------ ------------------------------- ---------------------------
Stephen R. Lewis, Jr.            Board member       Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002         Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                               Carleton College                systems)
Age 66
-------------------------------- ------------------ ------------------------------- ---------------------------

--------------------------------------------------------------------------------
40   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Catherine James Paglia           Board member       Director, Enterprise Asset       Strategic Distribution,
901 S. Marquette Ave.            since 2004         Management, Inc. (private real   Inc. (transportation,
Minneapolis, MN 55402                               estate and asset management      distribution and
Age 52                                              company) since 1999              logistics consultants)
-------------------------------- ------------------ -------------------------------- --------------------------
Alan K. Simpson                  Board member       Former three-term United
1201 Sunshine Ave.               since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- ------------------ -------------------------------- --------------------------
Alison Taunton-Rigby             Board member       Founder and Chief Executive      Hybridon, Inc.
901 S. Marquette Ave.            since 2002         Officer, RiboNovix, Inc. since   (biotechnology)
Minneapolis, MN 55402                               2004; President, Forester
Age 61                                              Biotech since 2000; prior to
                                                    that, President and CEO,
                                                    Aquila Biopharmaceuticals, Inc.
-------------------------------- ------------------ -------------------------------- --------------------------

Board Member Affiliated with AEFC*

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
William F. Truscott              Board member       Senior Vice President - Chief
53600 AXP Financial Center       since 2001,        Investment Officer of AEFC
Minneapolis, MN 55474            Vice President     since 2001. Former Chief
Age 44                           since 2002         Investment Officer and
                                                    Managing Director, Zurich
                                                    Scudder Investments

-------------------------------- ------------------ -------------------------------- --------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
41   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer          Vice President - Investment
105 AXP Financial Center         since 2002         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                               Vice President - Finance,
Age 49                                              American Express Company,
                                                    2000-2002;
                                                    Vice President - Corporate
                                                    Controller, AEFC, 1996-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Paula R. Meyer                   President          Senior Vice President and
596 AXP Financial Center         since 2002         General Manager - Mutual
Minneapolis, MN 55474                               Funds, AEFC, since 2002; Vice
Age 51                                              President and Managing
                                                    Director - American Express
                                                    Funds, AEFC, 2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Leslie L. Ogg                    Vice President,    President of Board Services
901 S. Marquette Ave.            General Counsel,   Corporation
Minneapolis, MN 55402            and Secretary
Age 66                           since 1978
-------------------------------- ------------------ -------------------------------- --------------------------
Beth E. Weimer                   Chief Compliance   Vice President and Chief
172 AXP Financial Center         Officer since      Compliance Officer, AEFC,
Minneapolis, MN 55474            2004               since 2001;
Age 52                                              Vice President and Chief
                                                    Compliance Officer, AEFA,
                                                    2001-2005; Partner, Arthur
                                                    Andersen Regulatory Risk
                                                    Services, 1998-2001
-------------------------------- ------------------ -------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
42   --   AXP SMALL CAP ADVANTAGE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Strategy
      Aggressive
         Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      15

Notes to Financial Statements             18

Report of Independent Registered
   Public Accounting Firm                 30

Fund Expenses Example                     31

Board Members and Officers                33

Proxy Voting                              35

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGER

Portfolio manager               Since           Years in industry
Paul Rokosz, CFA                6/02                    18

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 3/20/95      B: 5/14/84      C: 6/26/00      I: 7/15/04      Y: 3/20/95

Ticker symbols by class
A: ISAAX        B: INAGX        C: ASACX        I: --           Y: ASAYX

Total net assets                                        $607.2 million

Number of holdings                                                  99

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                   X     MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 23.8%
Health care 23.3%
Industrials 16.8%
Energy 11.5%
Consumer discretionary 10.0%
Financials 6.6%
Materials 4.9%
Consumer staples 1.6%
Short-term securities* 1.5%

* Of the 1.5%, 0.1% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

CR Bard (Health care products)                                     2.8%
JB Hunt Transport Services (Industrial transportation)             2.8
XTO Energy (Energy)                                                2.6
Network Appliance (Computer hardware)                              2.6
Caremark Rx (Health care services)                                 2.6
Marvell Technology Group (Electronics)                             2.3
Starbucks (Restaurants)                                            2.2
Gilead Sciences (Health care products)                             2.1
Corporate Executive Board (Multi-industry)                         2.1
Manpower (Multi-industry)                                          2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2005

                     +4.57%         +8.31%          +5.42%

+4.57% = AXP Strategy Aggressive Fund Class A (excluding sales charge) +8.31% = Russell MidCap(R) Growth Index (unmanaged)
+5.42% = Lipper Mid-Cap Growth Funds Index

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS

                                 Class A               Class B                Class C            Class I      Class Y
(Inception dates)               (3/20/95)             (5/14/84)              (6/26/00)          (7/15/04)    (3/20/95)
                                                             After                   After
                           NAV(1)    POP(2)       NAV(1)    CDSC(3)       NAV(1)    CDSC(4)      NAV(5)       NAV(6)
at March 31, 2005
1 year                     +4.57%    -1.44%       +3.67%    -0.33%        +3.67%    +3.67%         N/A        +4.76%
3 years                    -1.91%    -3.83%       -2.70%    -3.68%        -2.70%    -2.70%         N/A        -1.71%
5 years                   -15.80%   -16.79%      -16.46%   -16.58%          N/A       N/A          N/A       -15.66%
10 years                   +6.03%    +5.40%       +5.21%    +5.21%          N/A       N/A          N/A        +6.19%
Since inception            +6.03%    +5.41%       +9.79%    +9.79%       -14.70%   -14.70%       +7.54%*      +6.18%

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Paul Rokosz discusses the Fund's positioning and results for fiscal year 2005.

Q: How did the AXP Strategy Aggressive Fund perform for the 12 months ended March 31, 2005?

A: AXP Strategy Aggressive Fund advanced 4.57% (Class A shares excluding sales charge) for the 12 months ended March 31, 2005. The Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, gained 5.42%, while the Fund's benchmark, the broad-based Russell MidCap(R) Growth Index (Russell Index), rose 8.31% during the period.

Q:  What negative factors most significantly affected performance?

A: Multiple factors led to weak results during a fiscal period in which aggressive growth stocks were generally out of favor. In the spring of 2004, we eliminated the portfolio's underperforming private placement securities at a loss. Also, our stock selection efforts in the consumer discretionary and financial sectors were slight performance detractors this past year. The health care sector was also a negative contributor amid unfavorable product news in the biotechnology and pharmaceuticals sectors.

    In the consumer discretionary area, shares of Gentex, an auto mirror supplier and a top ten holding at the start of the fiscal year, missed earnings forecasts amid a slowdown in light truck business at General Motors. By March 31, 2005, we had reduced our weighting in Gentex to less than a third of its former position in the portfolio.

    Media stocks such as television stocks, another consumer discretionary category, were another source of weakness for the Fund for the fiscal year. Advertising revenue shifted from network TV to less expensive cable and nontraditional media, hurting earnings at some media firms such as Univison Communications, a top ten holding at the start of the year that we substantially reduced by year-end.

    In terms of financials, the Fund's mid-cap holdings were negatively affected by regulatory issues involving large-cap, multiline insurer American International Group (AIG), a stock we did not own. We focused on specialized insurers and reinsurers, but when news of regulatory issues involving AIG's former chairman broke, investors sold off stocks in the sector indiscriminately. We eliminated stocks we thought had exposure to pricing and regulatory issues, retaining those stocks that we thought were specialized enough to rise above the fray.

--------------------------------------------------------------------------------
5   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Multiple factors led to weak results during a fiscal period in which aggressive growth stocks were generally out of favor. (end callout quote)

CHANGES TO TOP TEN HOLDINGS

March 31, 2005 compared to March 31, 2004

                                                         Change in positioning
CR Bard (Health care products)                               New to Top Ten
JB Hunt Transport Services
(Industrial transportation)                                  New to Top Ten
XTO Energy (Energy)                                          New to Top Ten
Network Appliance
(Computer hardware)                                               Increased
Caremark Rx (Health care services)                                Increased
Marvell Technology Group
(Electronics)                                                New to Top Ten
Starbucks (Restaurants)                                      New to Top Ten
Gilead Sciences
(Health care products)                                       New to Top Ten
Corporate Executive Board
(Multi-industry)                                             New to Top Ten
Manpower (Multi-industry)                                         Increased

No longer among Top Ten Holdings but still in the portfolio at March 31, 2005 were Apollo Group Cl A, Chico's FAS, Gentex, SunGard Data Systems, Smurfit-Stone Container and Univision Communications Cl A. NetScreen Technologies was eliminated from the portfolio. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

Q:  What positive factors affected results?

A: Across the overall equity market, the fourth calendar quarter of 2004 was a bright spot and a period of strong positive returns. However, both the Fund and the market gave back most fourth quarter 2004 gains amid renewed weakness as the Fund's fiscal year drew to a close in March 2005. Expectations of higher inflation, rising interest rates, record high oil prices and slowing U.S. economic growth combined to depress equity prices.

    For the fiscal year as a whole, stock selection in the energy sector added to the Fund's relative return, particularly exploration and drilling firms. In fact three of the top 10 contributors in fiscal year 2005 were energy firms, among them XTO Energy and EOG Resources.

--------------------------------------------------------------------------------
6   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Our strategy is to build the portfolio stock-by-stock, so our economic and market outlooks are not a primary driver of the Fund's positioning. (end callout quote)

    Our technology stock selection was also advantageous, even though the sector was weak compared to the rest of the equity market. Positive contributors included Marvell Technology Group, Network Appliance, Autodesk, Research In Motion and VeriSign.

    In business services, Corporate Executive Board was a stock that worked well this past year and was a top ten holding at March 31, 2005. Essentially, the company is a consulting resource facilitator that helps senior managements share best practices across industries (through teleconferences, meetings, etc). We like the company's ability to generate positive free cash flow, relative insensitivity to economic changes and strong earnings growth. Its business dynamics are illustrative of our core approach to stock selection.

    Finally, another stock that helped our results was trucking company JB Hunt Transport Services, one of the Fund's largest holdings at March 31, 2005, a stock we have owned for several years. JB Hunt is benefiting from many retailers' desire to reduce the number of trucking vendors they use as well as JB Hunt's ability to analyze trucking "lane-by-lane" or along major traffic points between cities. This process maximizes operational efficiency by minimizing empty return truck trips, known as "deadheads," and allowed JB Hunt to thrive.

--------------------------------------------------------------------------------
7   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund this past fiscal year?

A: Compared to a year ago, the portion of the Fund invested in energy stocks has increased substantially and we have also increased our position in the industrials and health care sectors. We've cut back on consumer discretionary stocks. The Fund's technology stock weighting, as a percent of the portfolio, is similar to a year ago. (See Snapshot on page 3 for more details for each sector.)

    Within technology, changes we made include selling our holdings of semiconductor stock Altera, while keeping its competitor Xilinx, which has been winning back market share from Altera. We eliminated another semiconductor position Maxim Integrated Products.

    In health care, the Fund's second largest sector, we made some changes related to industry mergers. For example, when Wellpoint merged with Anthem, the market capitalization of the combined company was over $30 billion, making it too large for a mid-cap oriented fund. So we eliminated Wellpoint from the Fund. We added a few new positions as well. These included CR Bard, the Fund's ten largest holding at March 31, and Beckman Coulter, a health care company specializing in laboratory instruments and supplies.

    To summarize the Fund's current sector positioning relative to our benchmark, the Fund has lower-than-Russell Index positions in consumer stocks and financials, with higher-than-Russell Index positions in energy, health care and industrials. Technology is about market-weight.

--------------------------------------------------------------------------------
8   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: While the US economy continues to show strength we are cognizant of the increasing pressure placed on corporations to raise prices for their goods and services. Corporate earnings growth rates have slowed from the same period a year prior, however we remain optimistic about the current economic expansion within the United States.

    Inflation has become more of a concern. We have talked to a wide range of companies -- from booksellers, to coffee companies like Starbucks, staffing firms and raw material companies -- and they have told us that price increases are sticking. This suggests to us that inflation may accelerate in 2005. With that in mind, among materials and industrials stocks, we have focused on companies that are likely to experience an unusually sustained period of growth or benefit from accelerating growth. One example of this is the trucking and logistics industry, which has been delivering strong earnings growth even amid record high energy prices.

    Our strategy is to build the portfolio stock-by-stock, so our economic and market outlooks are not a primary driver of the Fund's positioning. We continue to build the core of the Fund's portfolio with high-quality growth companies -- companies with high returns on capital, high profitability, and significant but sustainable growth rates. We then look to the smaller, opportunistic portion of the portfolio to participate in more unique growth stories that may be realized over a three- to nine-month time frame.

--------------------------------------------------------------------------------
9   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Strategy Aggressive Fund Class B shares (from 4/1/95 to 3/31/05) as compared to the performance of two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class B shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                   Class B
                                         Short-term       Long-term
Fiscal year ended           Income      capital gains   capital gains    Total
March 31, 2005                $--           $  --           $  --        $  --
March 31, 2004                 --              --              --           --
March 31, 2003                 --              --              --           --
March 31, 2002                 --              --              --           --
March 31, 2001                 --            3.69            2.66         6.35

--------------------------------------------------------------------------------
10   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

[line chart]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP STRATEGY AGGRESSIVE FUND

AXP Strategy Aggressive Fund
  Class B (includes sales charge)  $10,000  $13,418  $13,582  $19,705  $20,472  $40,860  $20,173  $18,031  $12,539  $16,021  $16,609
Russell MidCap(R) Growth
  Index(1)                         $10,000  $12,870  $13,686  $19,483  $21,215  $37,593  $20,518  $21,482  $15,873  $23,751  $25,725
Lipper Mid-Cap Growth Funds
  Index(2)                         $10,000  $13,804  $13,071  $18,418  $19,245  $36,833  $20,822  $20,732  $15,016  $21,477  $22,641

COMPARATIVE RESULTS

Results at March 31, 2005                                                                                      Since
                                                         1 year     3 years     5 years      10 years      inception(3)
AXP Strategy Aggressive Fund (includes sales charge)
Class B     Cumulative value of $10,000                  $9,967      $8,936      $4,040       $16,609        $70,296
            Average annual total return                  -0.33%      -3.68%     -16.58%        +5.21%         +9.79%
Russell MidCap(R) Growth Index(1)
            Cumulative value of $10,000                 $10,831     $11,974      $6,845       $25,725            N/A
            Average annual total return                  +8.31%      +6.19%      -7.30%        +9.91%            N/A
Lipper Mid-Cap Growth Funds Index(2)
            Cumulative value of $10,000                 $10,542     $10,921      $6,148       $22,641            N/A
            Average annual total return                  +5.42%      +2.98%      -9.27%        +8.51%            N/A

Results for other share classes can be found on page 4.

(1) The Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the MidCap Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from May 14, 1984. The Fund began operating before the inception of the Russell 1000 Value Index and Lipper peer group.

--------------------------------------------------------------------------------
11   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund

March 31, 2005

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.0%)
Alliant Techsystems                            51,400(b)            $3,672,530
Precision Castparts                            72,400                5,575,524
Rockwell Collins                              184,600                8,785,114
Total                                                               18,033,168

Automotive & related (0.5%)
Gentex                                         95,100                3,033,690

Banks and savings & loans (0.1%)
Green Hill & Co LLC                             8,600                  307,880

Broker dealers (0.1%)
optionsXpress Holdings                         21,300(b)               344,847

Chemicals (1.6%)
Rohm & Haas                                   202,000                9,696,000

Computer hardware (3.3%)
Network Appliance                             578,300(b)            15,995,778
SanDisk                                       134,600(b)             3,741,880
Total                                                               19,737,658

Computer software & services (13.2%)
Affiliated Computer Services Cl A             196,900(b)            10,482,956
Akamai Technologies                           120,900(b)             1,539,057
Autodesk                                      198,500                5,907,360
DST Systems                                   101,000(b)             4,664,180
Fastclick                                         790(b)                 9,480
Juniper Networks                              345,604(b)             7,624,024
McAfee                                         61,800(b)             1,394,208
Mercury Interactive                           236,900(b)            11,224,322
NAVTEQ                                         68,600(b)             2,973,810
NCR                                           204,400(b)             6,896,456
Paychex                                       157,700                5,175,714
SunGard Data Systems                          216,900(b)             7,483,050
TIBCO Software                                550,600(b)             4,101,970
VeriSign                                      363,700(b)            10,438,190
Total                                                               79,914,777

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Electronics (7.4%)
ASML Holding                                  336,400(b,c)          $5,641,428
Broadcom Cl A                                  96,600(b)             2,890,272
KLA-Tencor                                    157,700(b)             7,255,777
Marvell Technology Group                      363,700(b,c)          13,944,258
Microchip Technology                          118,900                3,092,589
PortalPlayer                                    8,150(b)               186,065
Skyworks Solutions                            496,600(b)             3,153,410
Xilinx                                        101,900                2,978,537
Zebra Technologies Cl A                       122,200(b)             5,803,278
Total                                                               44,945,614

Energy (8.0%)
Apache                                        157,700                9,655,971
Chesapeake Energy                             215,200                4,721,488
EOG Resources                                 237,000               11,551,380
Pioneer Natural Resources                     153,400                6,553,248
XTO Energy                                    487,600               16,012,784
Total                                                               48,494,871

Energy equipment & services (3.5%)
BJ Services                                    66,300                3,439,644
Nabors Inds                                   155,900(b,c)           9,219,926
Precision Drilling                            116,600(b,c)           8,705,356
Total                                                               21,364,926

Financial services (2.6%)
Alliance Data Systems                         236,000(b)             9,534,400
CapitalSource                                 278,800(b)             6,412,400
Total                                                               15,946,800

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care products (18.1%)
Amylin Pharmaceuticals                        196,900(b)            $3,443,781
Barr Pharmaceuticals                           68,600(b)             3,349,738
Beckman Coulter                                94,200                6,259,590
Biomet                                        163,700                5,942,310
Cooper Companies                               64,400                4,694,760
CR Bard                                       250,000               17,019,999
Eyetech Pharmaceuticals                       192,400(b)             5,291,000
Foxhollow Technologies                          6,600(b)               186,120
Gen-Probe                                     129,400(b)             5,766,064
Genzyme                                       155,700(b)             8,912,268
Gilead Sciences                               359,600(b)            12,873,680
Invitrogen                                    157,700(b)            10,912,840
Kinetic Concepts                               95,300(b)             5,684,645
MGI Pharma                                    105,400(b)             2,663,458
OSI Pharmaceuticals                            95,700(b)             3,956,238
Sepracor                                       68,800(b,d)           3,949,808
Shamir Optical                                  1,610(b,c)              24,875
St. Jude Medical                              203,800(b)             7,336,800
Valeant Pharmaceuticals Intl                   65,900                1,484,068
Total                                                              109,752,042

Health care services (5.2%)
Caremark Rx                                   393,600(b)            15,657,408
Community Health Systems                      315,200(b)            11,003,632
PacifiCare Health Systems                      26,900(b)             1,531,148
Quest Diagnostics                              33,900                3,563,907
Total                                                               31,756,095

Home building (0.5%)
Lennar Cl A                                    56,500                3,202,420

Household products (1.6%)
Church & Dwight                               268,100                9,509,507

Industrial services (2.9%)
ChoicePoint                                    73,900(b)             2,964,129
Cintas                                         99,300                4,102,083
Fastenal                                      188,100               10,403,811
Total                                                               17,470,023

Industrial transportation (4.7%)
CH Robinson Worldwide                         108,100                5,570,393
JB Hunt Transport Services                    384,000               16,807,680
UTI Worldwide                                  90,600(c)             6,292,170
Total                                                               28,670,243

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Insurance (3.9%)
Assurant                                      141,100               $4,755,070
IPC Holdings                                   90,600(c)             3,558,768
United America Indemnity Cl A                 196,900(b,c)           3,709,596
WellChoice                                    216,900(b)            11,562,939
Total                                                               23,586,373

Leisure time & entertainment (0.8%)
Harman Intl Inds                               56,100                4,962,606

Lodging & gaming (1.2%)
GTECH Holdings                                296,100                6,967,233
Las Vegas Sands                                 7,200(b)               324,000
Total                                                                7,291,233

Media (2.1%)
EW Scripps Cl A                               126,700                6,176,625
Univision Communications Cl A                 162,800(b)             4,507,932
XM Satellite Radio Holdings Cl A               69,700(b)             2,195,550
Total                                                               12,880,107

Metals (1.1%)
Peabody Energy                                145,600                6,750,016

Multi-industry (6.3%)
Apollo Group Cl A                              41,800(b)             3,095,708
Corporate Executive Board                     196,900               12,591,755
Danaher                                       198,500               10,601,885
Manpower                                      275,200               11,976,704
Total                                                               38,266,052

Paper & packaging (2.2%)
Bowater                                       149,000                5,612,830
Smurfit-Stone Container                       518,900(b)             8,027,383
Total                                                               13,640,213

Restaurants (2.2%)
Starbucks                                     256,100(b)            13,230,126

Retail -- general (0.8%)
Advance Auto Parts                             84,700(b)             4,273,115
Build-A-Bear Workshop                          17,600(b)               539,440
Total                                                                4,812,555

Telecom equipment & services (--%)
Arbinet-thexchange                             12,450(b)               237,173

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (1.9%)
Chico's FAS                                   144,900(b)            $4,094,874
Coach                                         132,900(b)             7,526,127
Total                                                               11,621,001

Total common stocks
(Cost: $466,916,699)                                              $599,458,016

Short-term securities (1.5%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
  04-13-05                2.70%            $4,600,000               $4,595,514
Federal Natl Mtge Assn Disc Nts
  05-02-05                2.63              1,400,000                1,396,732
   05-18-05               2.66              2,900,000                2,889,743

Total short-term securities
(Cost: $8,882,391)                                                  $8,881,989

Total investments in securities
(Cost: $475,799,090(f)                                            $608,340,005

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2005, the value of foreign securities represented 8.4% of net assets.

(d) At March 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.1% of net assets. See Note 5 to the financial statements. 1.4% of net assets is the Fund's cash equivalent position.

(f) At March 31, 2005, the cost of securities for federal income tax purposes was $476,136,873 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $148,825,751
      Unrealized depreciation                                      (16,622,619)
                                                                   -----------
      Net unrealized appreciation                                 $132,203,132
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund
March 31, 2005
Assets
Investments in securities, at value (Note 1)*
     (identified cost $475,799,090)                                                                         $   608,340,005
Capital shares receivable                                                                                             9,412
Dividends and accrued interest receivable                                                                           110,932
                                                                                                                    -------
Total assets                                                                                                    608,460,349
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   105,262
Capital shares payable                                                                                              122,795
Payable for investment securities purchased                                                                           9,480
Payable upon return of securities loaned (Note 5)                                                                   790,600
Accrued investment management services fee                                                                            9,969
Accrued distribution fee                                                                                              7,271
Accrued service fee                                                                                                       5
Accrued transfer agency fee                                                                                           4,394
Accrued administrative services fee                                                                                     831
Other accrued expenses                                                                                              160,265
                                                                                                                    -------
Total liabilities                                                                                                 1,210,872
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $   607,249,477
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $       547,967
Additional paid-in capital                                                                                    1,888,972,462
Accumulated net realized gain (loss) (Note 7)                                                                (1,414,811,867)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                         132,540,915
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $   607,249,477
                                                                                                            ===============
Net assets applicable to outstanding shares:                Class A                                         $   453,020,526
                                                            Class B                                         $   150,640,501
                                                            Class C                                         $     1,837,142
                                                            Class I                                         $        10,749
                                                            Class Y                                         $     1,740,559
Net asset value per share of outstanding capital stock:     Class A shares            39,643,036            $         11.43
                                                            Class B shares            14,822,706            $         10.16
                                                            Class C shares               180,759            $         10.16
                                                            Class I shares                   919            $         11.70
                                                            Class Y shares               149,294            $         11.66
                                                                                         -------            ---------------
* Including securities on loan, at value (Note 5)                                                           $       769,294
                                                                                                            ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Statement of operations
AXP Strategy Aggressive Fund

Year ended March 31, 2005
Investment income
Income:
Dividends                                                                                                      $  2,235,270
Interest                                                                                                            198,039
Fee income from securities lending (Note 5)                                                                          40,360
                                                                                                                     ------
Total income                                                                                                      2,473,669
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                3,390,499
Distribution fee
     Class A                                                                                                      1,298,856
     Class B                                                                                                      1,840,696
     Class C                                                                                                         21,193
Transfer agency fee                                                                                               2,380,374
Incremental transfer agency fee
     Class A                                                                                                        180,764
     Class B                                                                                                        133,399
     Class C                                                                                                          1,548
Service fee -- Class Y                                                                                                1,781
Administrative services fees and expenses                                                                           369,709
Compensation of board members                                                                                        10,755
Custodian fees                                                                                                       81,097
Printing and postage                                                                                                279,170
Registration fees                                                                                                    45,018
Audit fees                                                                                                           27,000
Other                                                                                                                28,677
                                                                                                                     ------
Total expenses                                                                                                   10,090,536
     Earnings credits on cash balances (Note 2)                                                                     (20,261)
                                                                                                                    -------
Total net expenses                                                                                               10,070,275
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  (7,596,606)
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                             (23,404,177)
     Foreign currency transactions                                                                                   (2,331)
                                                                                                                     ------
Net realized gain (loss) on investments                                                                         (23,406,508)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          56,928,826
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            33,522,318
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                $ 25,925,712
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund

Year ended March 31,                                                                     2005                       2004
Operations
Investment income (loss) -- net                                                     $  (7,596,606)            $ (10,438,379)
Net realized gain (loss) on investments                                               (23,406,508)               23,849,154
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                56,928,826               195,880,774
                                                                                       ----------               -----------
Net increase (decrease) in net assets resulting from operations                        25,925,712               209,291,549
                                                                                       ----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           41,234,687                57,648,298
     Class B shares                                                                     9,925,540                18,916,549
     Class C shares                                                                       213,235                   414,049
     Class I shares                                                                        10,000                        --
     Class Y shares                                                                       523,556                   673,297
Payments for redemptions
     Class A shares                                                                  (197,567,694)             (143,901,028)
     Class B shares (Note 2)                                                          (96,389,665)              (86,361,990)
     Class C shares (Note 2)                                                             (903,443)                 (887,718)
     Class Y shares                                                                      (750,811)                 (602,974)
                                                                                         --------                  --------
Increase (decrease) in net assets from capital share transactions                    (243,704,595)             (154,101,517)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                              (217,778,883)               55,190,032
Net assets at beginning of year                                                       825,028,360               769,838,328
                                                                                      -----------               -----------
Net assets at end of year                                                           $ 607,249,477             $ 825,028,360
                                                                                    =============             =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of growth companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At March 31, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
19   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
20   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,596,606 and accumulated net realized loss has been increased by $3,153,291 resulting in a net reclassification adjustment to decrease paid-in capital by $4,443,315.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2005              2004

Class A
Distributions paid from:
     Ordinary income                              $--               $--
     Long-term capital gain                        --                --

Class B
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --

Class C
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --

Class I*
Distributions paid from:
     Ordinary income                               --               N/A
     Long-term capital gain                        --               N/A

* Inception date was July 15, 2004

Class Y
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --

At March 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $            --
Accumulated long-term gain (loss)                       $(1,414,474,084)
Unrealized appreciation (depreciation)                  $   132,203,132

--------------------------------------------------------------------------------
21   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.6% to 0.5% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $854,620 for the year ended March 31, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
22   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $364,082 for Class A, $230,793 for Class B and $300 for Class C for the year ended March 31, 2005.

During the year ended March 31, 2005, the Fund's custodian and transfer agency fees were reduced by $20,261 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $242,504,380 and $496,321,474, respectively, for the year ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $7,880 for the year ended March 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended March 31, 2005
                                              Class A         Class B      Class C       Class I*     Class Y
Sold                                        3,945,490       1,008,849       21,771           919       46,932
Issued for reinvested distributions                --              --           --            --           --
Redeemed                                  (17,981,291)    (10,039,703)     (92,673)           --      (65,713)
                                          -----------     -----------      -------           ---      -------
Net increase (decrease)                   (14,035,801)     (9,030,854)     (70,902)          919      (18,781)
                                          -----------     -----------      -------           ---      -------

* Inception date was July 15, 2004.
                                                                  Year ended March 31, 2004
                                              Class A         Class B      Class C        Class I     Class Y
Sold                                        5,826,634       2,084,639       45,716           N/A       65,944
Issued for reinvested distributions                --              --           --           N/A           --
Redeemed                                  (14,052,457)     (9,590,849)     (97,128)          N/A      (56,818)
                                          -----------     -----------      -------           ---      -------
Net increase (decrease)                    (8,225,823)     (7,506,210)     (51,412)          N/A        9,126
                                          -----------     -----------      -------           ---      -------

--------------------------------------------------------------------------------
23   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $769,294 were on loan to brokers. For collateral, the Fund received $790,600 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $40,360 for the year ended March 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended March 31, 2005.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,414,474,084 at March 31, 2005, that if not offset by capital gains will expire as follows:

            2009          2010           2011           2012          2013
        $207,116,650  $841,156,325   $315,348,051    $23,741,111   $27,111,947

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005      2004        2003        2002       2001
Net asset value, beginning of period                                    $10.93    $ 8.49      $12.11      $13.43    $ 37.03
                                                                        ------   -------      ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              (.11)     (.11)       (.11)       (.04)      (.05)
Net gains (losses) (both realized and unrealized)                          .61      2.55       (3.51)      (1.28)    (17.20)
                                                                        ------   -------      ------      ------    -------
Total from investment operations                                           .50      2.44       (3.62)      (1.32)    (17.25)
                                                                        ------   -------      ------      ------    -------
Less distributions:
Distributions from realized gains                                           --        --          --          --      (6.35)
                                                                        ------   -------      ------      ------    -------
Net asset value, end of period                                          $11.43    $10.93      $ 8.49      $12.11    $ 13.43
                                                                        ------   -------      ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $453      $587        $526        $936     $1,088
Ratio of expenses to average daily net assets(b)                         1.22%     1.27%       1.28%       1.09%      1.10%
Ratio of net investment income (loss) to average daily net assets        (.86%)   (1.00%)     (1.02%)      (.29%)     (.26%)
Portfolio turnover rate (excluding short-term securities)                  35%       55%         63%        216%       137%
Total return(c)                                                          4.57%    28.74%     (29.89%)     (9.83%)   (50.27%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2005      2004        2003        2002       2001
Net asset value, beginning of period                                    $ 9.80     $7.67      $11.02      $12.33    $ 35.06
                                                                        ------     -----      ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              (.20)     (.18)       (.18)       (.14)      (.20)
Net gains (losses) (both realized and unrealized)                          .56      2.31       (3.17)      (1.17)    (16.18)
                                                                        ------     -----      ------      ------    -------
Total from investment operations                                           .36      2.13       (3.35)      (1.31)    (16.38)
                                                                        ------     -----      ------      ------    -------
Less distributions:
Distributions from realized gains                                           --        --          --          --      (6.35)
                                                                        ------     -----      ------      ------    -------
Net asset value, end of period                                          $10.16     $9.80      $ 7.67      $11.02    $ 12.33
                                                                        ------     -----      ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $151      $234        $241        $553       $794
Ratio of expenses to average daily net assets(b)                         2.00%     2.05%       2.05%       1.86%      1.86%
Ratio of net investment income (loss) to average daily net assets       (1.65%)   (1.78%)     (1.80%)     (1.04%)    (1.03%)
Portfolio turnover rate (excluding short-term securities)                  35%       55%         63%        216%       137%
Total return(c)                                                          3.67%    27.77%     (30.40%)    (10.62%)   (50.63%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2005      2004        2003        2002       2001(b)
Net asset value, beginning of period                                    $ 9.80     $7.67      $11.03      $12.33    $ 30.40
                                                                        ------     -----      ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              (.20)     (.18)       (.17)       (.13)      (.07)
Net gains (losses) (both realized and unrealized)                          .56      2.31       (3.19)      (1.17)    (11.65)
                                                                        ------     -----      ------      ------    -------
Total from investment operations                                           .36      2.13       (3.36)      (1.30)    (11.72)
                                                                        ------     -----      ------      ------    -------
Less distributions:
Distributions from realized gains                                           --        --          --          --      (6.35)
                                                                        ------     -----      ------      ------    -------
Net asset value, end of period                                          $10.16     $9.80      $ 7.67      $11.03    $ 12.33
                                                                        ------     -----      ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2        $2          $2          $4         $3
Ratio of expenses to average daily net assets(c)                         2.00%     2.05%       2.08%       1.89%      1.86%(d)
Ratio of net investment income (loss) to average daily net assets       (1.65%)   (1.78%)     (1.83%)     (1.12%)     (.84%)(d)
Portfolio turnover rate (excluding short-term securities)                  35%       55%         63%        216%       137%
Total return(e)                                                          3.67%    27.77%     (30.46%)    (10.54%)   (43.07%)(f)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
27   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2005(b)
Net asset value, beginning of period                                  $10.88
                                                                      ------
Income from investment operations:
Net investment income (loss)                                            (.03)
Net gains (losses) (both realized and unrealized)                        .85
                                                                      ------
Total from investment operations                                         .82
                                                                      ------
Net asset value, end of period                                        $11.70
                                                                      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c)                        .62%(d)
Ratio of net investment income (loss) to average daily net assets      (.24%)(d)
Portfolio turnover rate (excluding short-term securities)                35%
Total return(e)                                                        7.54%(f)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
28   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2005      2004        2003        2002       2001
Net asset value, beginning of period                                    $11.13    $ 8.63      $12.28      $13.60    $ 37.33
                                                                        ------    ------      ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              (.09)     (.10)       (.09)       (.01)      (.01)
Net gains (losses) (both realized and unrealized)                          .62      2.60       (3.56)      (1.31)    (17.37)
                                                                        ------    ------      ------      ------    -------
Total from investment operations                                           .53      2.50       (3.65)      (1.32)    (17.38)
                                                                        ------    ------      ------      ------    -------
Less distributions:
Distributions from realized gains                                           --        --          --          --      (6.35)
                                                                        ------    ------      ------      ------    -------
Net asset value, end of period                                          $11.66    $11.13      $ 8.63      $12.28    $ 13.60
                                                                        ------    ------      ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $2        $2          $1          $4         $4
Ratio of expenses to average daily net assets(b)                         1.03%     1.08%       1.07%        .91%       .96%
Ratio of net investment income (loss) to average daily net assets        (.68%)    (.81%)      (.82%)      (.13%)     (.03%)
Portfolio turnover rate (excluding short-term securities)                  35%       55%         63%        216%       137%
Total return(c)                                                          4.76%    28.97%     (29.72%)     (9.77%)   (50.21%)

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2005, and the financial highlights for each of the years in the five-year period ended March 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2005

--------------------------------------------------------------------------------
30   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

                                                 Beginning          Ending          Expenses
                                               account value     account value     paid during       Annualized
                                               Oct. 1, 2004     March 31, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                    $1,000           $1,080.30          $6.38             1.23%
     Hypothetical (5% return before expenses)     $1,000           $1,018.80          $6.19             1.23%
Class B
     Actual(b)                                    $1,000           $1,076.30         $10.46             2.02%
     Hypothetical (5% return before expenses)     $1,000           $1,014.86         $10.15             2.02%
Class C
     Actual(b)                                    $1,000           $1,076.30         $10.46             2.02%
     Hypothetical (5% return before expenses)     $1,000           $1,014.86         $10.15             2.02%
Class I
     Actual(b)                                    $1,000           $1,084.30          $3.27              .63%
     Hypothetical (5% return before expenses)     $1,000           $1,021.79          $3.18              .63%
Class Y
     Actual(b)                                    $1,000           $1,081.60          $5.45             1.05%
     Hypothetical (5% return before expenses)     $1,000           $1,019.70          $5.29             1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +8.03% for Class A, +7.63% for Class B, +7.63% for Class C, +8.43% for Class I and +8.16% for Class Y.

--------------------------------------------------------------------------------
32   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board. Independent Board Members

Independent Board Members

Name, address, age               Position held      Principal occupation during     Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ ------------------------------- ---------------------------
Arne H. Carlson                  Board member       Chair, Board Services
901 S. Marquette Ave.            since 1999         Corporation (provides
Minneapolis, MN 55402                               administrative services to
Age 70                                              boards). Former Governor
                                                    of Minnesota
-------------------------------- ------------------ ------------------------------- ---------------------------
Philip J. Carroll, Jr.           Board member       Retired Chairman and CEO,       Scottish Power PLC,
901 S. Marquette Ave.            since 2002         Fluor Corporation               Vulcan Materials Company,
Minneapolis, MN 55402                               (engineering and                Inc. (construction
Age 67                                              construction) since 1998        materials/chemicals)
-------------------------------- ------------------ ------------------------------- ---------------------------
Livio D. DeSimone                Board member       Retired Chair of the Board and  Cargill, Incorporated
30 Seventh Street East           since 2001         Chief Executive Officer,        (commodity merchants and
Suite 3050                                          Minnesota Mining and            processors), General
St. Paul, MN 55101-4901                             Manufacturing (3M)              Mills, Inc. (consumer
Age 70                                                                              foods), Vulcan Materials
                                                                                    Company (construction
                                                                                    materials/ chemicals),
                                                                                    Milliken & Company
                                                                                    (textiles and chemicals),
                                                                                    and Nexia
                                                                                    Biotechnologies, Inc.
-------------------------------- ------------------ ------------------------------- ---------------------------
Patricia M. Flynn                Board member       Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004         Economics and Management,       (holding company) and its
Minneapolis, MN 55402                               Bentley College since 2002;     subsidiary Boston Federal
Age 54                                              former Dean, McCallum           Savings Bank
                                                    Graduate School of Business,
                                                    Bentley College from 1999 to
                                                    2002
-------------------------------- ------------------ ------------------------------- ---------------------------
Anne P. Jones                    Board member       Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 70
-------------------------------- ------------------ ------------------------------- ---------------------------
Stephen R. Lewis, Jr.            Board member       Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002         Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                               Carleton College                systems)
Age 66
-------------------------------- ------------------ ------------------------------- ---------------------------

--------------------------------------------------------------------------------
33   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Catherine James Paglia           Board member       Director, Enterprise Asset       Strategic Distribution,
901 S. Marquette Ave.            since 2004         Management, Inc. (private real   Inc. (transportation,
Minneapolis, MN 55402                               estate and asset management      distribution and
Age 52                                              company) since 1999              logistics consultants)
-------------------------------- ------------------ -------------------------------- --------------------------
Alan K. Simpson                  Board member       Former three-term United
1201 Sunshine Ave.               since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- ------------------ -------------------------------- --------------------------
Alison Taunton-Rigby             Board member       Founder and Chief Executive      Hybridon, Inc.
901 S. Marquette Ave.            since 2002         Officer, RiboNovix, Inc. since   (biotechnology)
Minneapolis, MN 55402                               2004; President, Forester
Age 61                                              Biotech since 2000; prior to
                                                    that, President and CEO,
                                                    Aquila Biopharmaceuticals, Inc.
-------------------------------- ------------------ -------------------------------- --------------------------

Board Member Affiliated with AEFC*

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
William F. Truscott              Board member       Senior Vice President - Chief
53600 AXP Financial Center       since 2001,        Investment Officer of AEFC
Minneapolis, MN 55474            Vice President     since 2001. Former Chief
Age 44                           since 2002         Investment Officer and
                                                    Managing Director, Zurich
                                                    Scudder Investments

-------------------------------- ------------------ -------------------------------- --------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Other Officers

Name, address, age               Position held      Principal occupation during      Other directorships
                                 with Fund and      past five years
                                 length of service

-------------------------------- ------------------ -------------------------------- --------------------------
Jeffrey P. Fox                   Treasurer          Vice President - Investment
105 AXP Financial Center         since 2002         Accounting, AEFC, since 2002;
Minneapolis, MN 55474                               Vice President - Finance,
Age 49                                              American Express Company,
                                                    2000-2002;
                                                    Vice President - Corporate
                                                    Controller, AEFC, 1996-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Paula R. Meyer                   President          Senior Vice President and
596 AXP Financial Center         since 2002         General Manager - Mutual
Minneapolis, MN 55474                               Funds, AEFC, since 2002; Vice
Age 51                                              President and Managing
                                                    Director - American Express
                                                    Funds, AEFC, 2000-2002; Vice
                                                    President, AEFC,
                                                    1998-2000
-------------------------------- ------------------ -------------------------------- --------------------------
Leslie L. Ogg                    Vice President,    President of Board Services
901 S. Marquette Ave.            General Counsel,   Corporation
Minneapolis, MN 55402            and Secretary
Age 66                           since 1978
-------------------------------- ------------------ -------------------------------- --------------------------
Beth E. Weimer                   Chief Compliance   Vice President and Chief
172 AXP Financial Center         Officer since      Compliance Officer, AEFC,
Minneapolis, MN 55474            2004               since 2001;
Age 52                                              Vice President and Chief
                                                    Compliance Officer, AEFA,
                                                    2001-2005; Partner, Arthur
                                                    Andersen Regulatory Risk
                                                    Services, 1998-2001
-------------------------------- ------------------ -------------------------------- --------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP STRATEGY AGGRESSIVE FUND   --   2005 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Strategy Series, Inc. were as follows:

                  2004 - $103,508;                            2003 - $100,325

(b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Strategy Series, Inc. were as follows:

                  2004 - $681;                                2003 - None

(c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for AXP Strategy Series, Inc. were as follows:

                  2004 - $10,467;                             2003 - $11,375

(d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered for AXP Strategy Series, Inc. were as follows:

                  2004 - None;                                2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2004 - None;                                2003 - None

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2004 - $100,900;                            2003 - $56,890

(h) 100% of the services performed for item (g) above during 2004 and 2003 were pre-approved by the audit committee.

* 2003 represents bills paid 4/1/03 - 3/31/04
  2004 represents bills paid 4/1/04 - 3/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Strategy Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 31, 2005